Exhibit p(xv)

1/9/2006 Version
                        INVESTMENT ADVISER CODE OF ETHICS


INTRODUCTION
Rule 204A-1 under the Advisers Act requires each federally registered investment adviser to adopt a written code of ethics (the "Code") designed to prevent fraud by reinforcing the principles that govern the conduct of investment advisory firms and their personnel. In addition, the Code must set forth specific requirements relating to personal securities trading activity including reporting transactions and holdings.

Generally, the Code applies to directors, officers and employees acting in an investment advisory capacity who are known as Supervised Persons and in some cases, also as Access Persons, of the adviser. Supervised Persons covered by more than one code of ethics meeting the requirements of Rule 204A-1 will be subject to the code of the primary entity with which the Supervised Persons is associated.

Employees identified as Supervised and Access Persons must comply with the Code. Compliance is responsible for notifying each individual who is subject to the Code. Supervised Persons must be provided and must acknowledge receipt of this Code and any amendments to the Code. They must also comply with the federal securities laws.


GENERAL ETHICAL STANDARDS
Prudential holds its employees to the highest ethical standards. Maintaining high standards requires a total commitment to sound ethical principles and Prudential's values. It also requires nurturing a business culture that supports decisions and actions based on what is right, not simply what is expedient.

It is the responsibility of management to make the Company's ethical standards clear. At every level, associates must set the right example in their daily conduct. Prudential expects associates to be honest and forthright and to use good judgment. We expect them to deal fairly with customers, suppliers, competitors, and one another. We expect them to avoid taking unfair advantage of others through manipulation, concealment, abuse of confidential information or misrepresentation. Moreover, associates are encouraged to understand the expectations of the Company and apply these guidelines to analogous situations or seek guidance if they have questions about conduct in given circumstances.

It is each associate's responsibility to ensure that we:

     > Nurture a company culture that is highly moral and make decisions based on what is right.
     > Build lasting customer relationships by offering only those products and services that are appropriate to customers' needs and provide fair value.
     > Create an environment where associates conduct themselves with courage, integrity, honesty and fair dealing.
     > Ensure no individual's personal success or business group's bottom line is more important than preserving the name and goodwill of Prudential.
     >  Regularly monitor and work to improve our ethical work environment.

Because Ethics is not a science, there may be gray areas. We encourage individuals to ask for help in making the right decisions. Business Management, Business Ethics Officers, and our Human Resources, Law and Compliance and Enterprise Ethics professionals are all available for guidance at any time.

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QUANTITATIE MANAEMENT ASSOCIATES                                         PAGE 1

INVESTMENT ADVISER FIDUCIARY STANDARDS
Investment advisers frequently are fiduciaries for clients. Fiduciary status may exist under contract; common law; state law; or federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940 and ERISA.

Whenever a Prudential adviser acts in a fiduciary capacity, it will endeavor to consistently put the client's interest ahead of the firm's. It will disclose actual and potential meaningful conflicts of interest. It will manage actual conflicts in accordance with applicable legal standards. If applicable legal standards do not permit management of a conflict, the adviser will avoid the conflict. Advisers will not engage in fraudulent, deceptive or manipulative conduct with respect to clients. Advisers will act with appropriate care, skill and diligence.

Advisory personnel are required to know when an adviser is acting as a fiduciary with respect to the work they are doing. If it is, they are expected to comply with all fiduciary standards applicable to the firm in performing their duties. In addition, they must also put the client's interest ahead of their own personal interest. An employee's fiduciary duty is a personal obligation. While advisory personnel may rely upon subordinates to perform many tasks that are part of their responsibilities, they are personally responsible for fiduciary obligations even if carried out through subordinates.

Employees should be aware that failure to adhere to the standards under this Code might lead to disciplinary action up to and including termination of employment.


REPORTING VIOLATIONS OF THE CODE
It is the responsibility of each Supervised Person and Access Person to promptly report any violations of this Code to his/her Chief Compliance Officer.


INCORPORATED POLICIES
In addition to this document the following policies are also considered part of this Code:

    >   STATEMENT  OF  POLICY   RESTRICTING   COMMUNICATION   AND  THE  USE  OF
         ISSUER-RELATED   INFORMATION   BY  PRUDENTIAL   INVESTMENT   ASSOCIATES
         ("Chinese Wall Policy"). It is each Supervised and Access Person's responsibility to know whether their investment management unit is subject to the information barrier restrictions under the Chinese Wall Policy.
    >    PERSONAL SECURITIES TRADING POLICY
           * Section I - Prudential's Policy Statement on Insider Trading
           * Section II - Securities Trade Monitored for Covered and Access
                          Persons
           * Section IV - Trading Restrictions for Employees of Broker-Dealers
           * Section V - Trading Restrictions for Portfolio Management and
                         Trading Units and Registered Investment Advisers
           * Section VI - Trading Restrictions for Private Asset Management
                          Units


ADDITIONAL RESOURCES
Although not part of the Code, the Company's ethics policy, Making the Right Choices, applies to all Prudential employees, including those affiliated with an investment adviser. In addition to the Code, employees in the investment advisory business are also subject to all applicable compliance manuals, policies and procedures.

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QUANTITATIE MANAEMENT ASSOCIATES                                         PAGE 2

If you have any questions as to your requirements under the Code or as to which registered investment adviser(s) you are affiliated with, you should contact your business unit compliance officer.

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QUANTITATIE MANAEMENT ASSOCIATES                                         PAGE 3

              STATEMENT OF POLICY RESTRICTING COMMUNICATION AND USE
             OF ISSUER-RELATED INFORMATION BY PRUDENTIAL INVESTMENT
                                   ASSOCIATES



         Prudential's Ethics Policy requires Prudential associates including those of QMA to conduct every aspect of our business in a fair, lawful and ethical manner and to maintain the confidentiality of confidential or proprietary information obtained in the course of their employment, including information with respect to the financial condition and business activity of any enterprise with which Prudential is doing business. The Federal securities laws prohibit Prudential and Prudential associates from trading securities on the basis of material non-public information and require Prudential to establish, maintain and enforce written policies and procedures reasonably designed, taking into consideration the nature of its business, to prevent the misuse of material non-public information by Prudential or any Prudential associate. This Statement of Policy, which replaces the "Policy Statement Concerning Handling of Non-Public Investment Information" originally adopted in 1988, is designed to ensure that Prudential's investment operations comply with these requirements.

         The Statement of Policy establishes a "Chinese Wall" between Prudential investment units engaged in private fixed-income, equity and real estate investing (which often acquire non-public information) and Prudential investment units engaged in the management of portfolios of publicly traded securities. It prohibits, without the prior approval of compliance officers, the communication by employees assigned to "private-side" units to employees assigned to "public-side" units (and to employees assigned to Prudential Securities business units that engage in trading, sales and research activities) of any information with respect to identified issuers as to which the private-side units possess material non-public information. It also prohibits communication by employees assigned to "public-side" units with employees assigned to "private-side" units (and with employees assigned to Prudential Securities business units that engage in investment banking and merchant banking activities) for the purpose of eliciting material non-public information with respect to issuers of publicly traded securities. The Statement of Policy also establishes access restrictions, compliance monitoring procedures and training and confirmation procedures that are designed to ensure compliance with the communication restrictions.

         All employees assigned to Prudential investment units are expected to become familiar with and to comply with the Statement of Policy. All such employees will be required to sign an annual statement confirming their understanding of and compliance with the Statement of Policy. Violations of the Statement of Policy will be considered serious matters and may lead to serious disciplinary actions, including termination of employment in appropriate cases.


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QUANTITATIE MANAEMENT ASSOCIATES

                               PERSONAL SECURITIES

TRADING POLICY

Prudential Financial, Inc. - For Internal Use Only
Revised 1/4/2007 Version

INTRODUCTION

As a leader in the financial services industry, Prudential Financial, Inc. ("Prudential" or "Company") aspires to the highest standards of business conduct. Consistent with this standard, Prudential has developed a Personal Securities Trading Policy ("Policy") incorporating policies and procedures followed by leading financial service firms. This Policy is designed to ensure Prudential and its associates comply with various securities laws and regulations including the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") and the National Association of Securities Dealers ("NASD") Conduct Rules, and to ensure that its associates conduct their personal trading in a manner consistent with Prudential's policy of placing its shareholders' and customers' interests first.

This  Policy  sets forth  insider  trading  standards  and  requirements,  trade
monitoring   procedures,   and  personal  trading  restrictions  for  Prudential
associates.

SECTION I sets forth Prudential's Policy Statement On Insider Trading that applies to all Prudential associates. It is important that all Prudential associates read and understand this policy, which sets forth their responsibilities in connection with the use and disclosure of material nonpublic information.

SECTION II sets forth Prudential's trade monitoring procedures and trade reporting obligations for Covered and Access Persons, including the authorized broker-dealer requirements.

SECTION III sets forth Prudential's policy and restrictions relating to personal trading in securities issued by Prudential for Designated Persons and all other Prudential associates. Responsibilities for Section 16 Insiders are covered under a separate policy.

SECTION IV sets forth the additional trading policies and procedures applicable to associates of a Prudential broker-dealer.

SECTION V sets forth the additional trading policies and procedures applicable to associates of a Prudential portfolio management unit, trading unit or registered investment adviser.

SECTION VI sets forth the additional trading policies and procedures applicable to associates of the private asset management units of Prudential Investment Management ("PIM").

SECTION VII sets forth the additional trading policies and procedures applicable to associates of Prudential Equity Group, Inc. ("PEG").

If you are unclear as to your personal trading and reporting responsibilities, or have any questions concerning any aspect of this Policy, please contact the Securities Monitoring Unit, Compliance Department.

The personal trading policy and trade monitoring procedures described in this Policy reflect the practices followed by leading financial service firms. No business unit or group may adopt policies or procedures that are inconsistent with this Policy. However, business units may, with the prior approval of the Securities Monitoring Unit, adopt policies and procedures that are more stringent than those contained in this Policy.

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                                       ii
Prudential Financial, Inc. - For Internal Use Only
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

                                TABLE OF CONTENTS

INTRODUCTION...................................................................I

TABLE OF CONTENTS............................................................III

I. PRUDENTIAL'S POLICY STATEMENT ON INSIDER TRADING............................6

   A. USE OF MATERIAL NONPUBLIC AND CONFIDENTIAL INFORMATION...................6

   B. PRUDENTIAL INSIDER TRADING RULES.........................................7

   C. WHAT IS NONPUBLIC INFORMATION?...........................................7

   D. WHAT IS MATERIAL INFORMATION?............................................8

   E. "FRONT-RUNNING" AND "SCALPING"...........................................9

   F. PRIVATE SECURITIES TRANSACTIONS..........................................9

   G. CHARITABLE GIFTS........................................................10

   H. PENALTIES FOR INSIDER TRADING...........................................10

      1.  PENALTIES FOR INDIVIDUALS...........................................10
      2.  PENALTIES FOR SUPERVISORS...........................................10
      3.  PENALTIES FOR PRUDENTIAL............................................10

II. SECURITIES TRADE MONITORING FOR COVERED AND ACCESS PERSONS................11

   A. THE "SMARTS" SYSTEM.....................................................11

   B. COVERED, ACCESS AND SUPERVISED PERSONS..................................11

   C.  TRADE REPORTING REQUIREMENTS...........................................12

      1. AUTHORIZED BROKER-DEALER REQUIREMENTS................................12

      2.  AUTHORIZED BROKER-DEALER EXCEPTIONS.................................12

      3.  TRADE REPORTING REQUIREMENTS FOR EXCEPTION ACCOUNTS.................13

      4.  DISCRETIONARY ACCOUNTS..............................................14

      5.  REPORTING NEW ACCOUNTS..............................................14

      6.  PERSONAL AND FAMILY MEMBER ACCOUNTS.................................14

      7.  REPORTABLE SECURITIES TRANSACTIONS..................................15

      8. CONFIDENTIALITY OF TRADING INFORMATION...............................15

      9.  PROHIBITED TRANSACTIONS.............................................16

      10.  ADDITIONAL REQUIREMENTS............................................16

III. POLICY AND RESTRICTIONS FOR PERSONAL TRADING IN SECURITIES ISSUED BY
PRUDENTIAL BY DESIGNATED PERSONS..............................................17
   A.  DESIGNATED PERSONS.....................................................17

   B. SPECIFIC TRADING REQUIREMENTS...........................................17

      1.  BROKERAGE ACCOUNT REQUIREMENTS FOR DESIGNATED PERSONS...............18

      2.  TRADE REPORTING REQUIREMENTS FOR ACCOUNTS WITH NON-AUTHORIZED
          BROKER-DEALERS......................................................19

      3.  REPORTING NEW ACCOUNTS..............................................19

      4.  TRADING WINDOWS/BLACKOUT PERIODS....................................19

      5.  PRECLEARANCE OF TRADING IN PRUDENTIAL SECURITIES....................19

      6.  PROHIBITED TRANSACTIONS.............................................20

      7.  PESP................................................................20

   C. SUPERVISORY RESPONSIBILITIES............................................21

   D. VIOLATIONS TO THE POLICY................................................21

IV.  TRADING RESTRICTIONS FOR ASSOCIATES OF BROKER-DEALERS....................22

   A.  TRADE MONITORING FOR ASSOCIATES OF A BROKER-DEALER.....................22

      1.  NOTIFICATION REQUIREMENTS FOR PERSONAL SECURITIES ACCOUNTS..........22

      2.  ANNUAL COMPLIANCE TRAINING AND SIGN-OFF.............................23

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      3.  REQUIREMENT FOR SUPERVISED PERSONS..................................23

   B.  RESTRICTIONS ON THE PURCHASE AND SALE OF INITIAL EQUITY PUBLIC
       OFFERINGS..............................................................23

   C. PRIVATE PLACEMENTS......................................................24

   D.  ADDITIONAL RESTRICTIONS FOR PEG ASSOCIATES.............................25


V. TRADING RESTRICTIONS FOR PORTFOLIO MANAGEMENT AND TRADING UNITS AND
REGISTERED INVESTMENT ADVISERS................................................26

   A. BACKGROUND..............................................................26

      1. ADVISERS ACT REQUIREMENTS............................................26

      2. INVESTMENT COMPANY ACT REQUIREMENTS..................................26

   B. DEFINITIONS.............................................................27

   C. CONFLICTS OF INTEREST...................................................27

   D. MUTUAL FUND REPORTING AND TRADING RESTRICTIONS..........................28

      1. MUTUAL FUND HOLDING PERIOD...........................................28

      2. POLICIES RELATING TO REPORTING AND TRADING MUTUAL FUNDS..............29

   E. ADDITIONAL TRADING RESTRICTIONS FOR ACCESS AND INVESTMENT PERSONNEL OF PIM, QUANTITATIVE MANAGEMENT ASSOCIATES LLC ("QMA"), THE PRUDENTIAL REAL ESTATE INVESTORS' ("PREI") MERCHANT BANKING GROUP ("MBG") AND PRUDENTIAL INVESTMENTS LLC'S ("PI") STRATEGIC INVESTMENT RESEARCH GROUP ("SIRG")..30

      1.  INITIAL PUBLIC OFFERINGS............................................30

      2.  PRIVATE PLACEMENTS..................................................30

      3.  BLACKOUT PERIODS -- "7 DAY RULE"....................................30

      4.  SHORT-TERM TRADING PROFITS..........................................31

      5.  SHORT SALES.........................................................31

      6.  OPTIONS.............................................................31

   F. INVESTMENT CLUBS........................................................32

   G. PROHIBITED TRANSACTIONS INVOLVING SECURITIES ISSUED BY PRUDENTIAL.......32

   H. PRECLEARANCE............................................................32

   I. EXEMPTIONS..............................................................32

   J. PERSONAL TRADE REPORTING................................................35

   K. PERSONAL SECURITIES HOLDINGS............................................35

   L. SERVICE AS A DIRECTOR...................................................35

   M. GIFTS...................................................................35

   N. CODE VIOLATIONS AND SANCTIONS...........................................35

   O. REPORTS TO CLIENTS......................................................36

   P. ADDITIONAL TRADING REQUIREMENTS FOR ACCESS PERSONS OF GLOBAL PORTFOLIO
      STRATEGIES INC. ("GPSI")................................................36

      1.  INITIAL PUBLIC OFFERINGS............................................36

      2.  PRIVATE PLACEMENTS..................................................36

      3.  RESTRICTED LISTS....................................................36

VI. TRADING RESTRICTIONS OF PRIVATE ASSET MANAGEMENT UNITS....................38

   A. BACKGROUND..............................................................38

   B. CONFLICTS OF INTEREST...................................................38

   C. REQUIREMENTS OF PRIVATE-SIDE ASSOCIATES.................................39

   D. PRIVATE-SIDE MONITORED LIST & GLOBAL PRIVATE-SIDE MONITORED LIST........40

   E. INVESTMENT CLUBS........................................................40

   F. MUTUAL FUND REPORTING AND TRADING RESTRICTIONS..........................40

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      1. MUTUAL FUND HOLDING PERIOD...........................................41

      2. POLICIES RELATING TO REPORTING AND TRADING MUTUAL FUNDS..............41

   G. PERSONAL SECURITIES HOLDINGS............................................42

   H. PRIVATE PLACEMENTS......................................................42

   I. INITIAL PUBLIC OFFERINGS................................................42

   J. ADDITIONAL RESTRICTIONS FOR CERTAIN UNITS...............................43

      1. REAL ESTATE UNITS....................................................43

      2. PREI - PRUDENTIAL RETIREMENT REAL ESTATE FUND RESTRICTIONS ("PRREF").43

      3. PRUDENTIAL CAPITAL GROUP.............................................43


VII. POLICY FOR PRUDENTIAL EQUITY GROUP LLC...................................44

   A. ASSOCIATED PERSONS' SECURITIES ACCOUNTS.................................44

      1. TRADE MONITORING AT PEG..............................................44

   B. DEFINITION OF  "EMPLOYEE ACCOUNT" AND "EMPLOYEE RELATED ACCOUNT"........44

   C. INVESTMENT CLUBS........................................................45

   D. PERSONAL TRADING RESTRICTIONS...........................................45

      1. PURCHASES OF PUBLIC EQUITY OFFERINGS.................................45

      2. PRIVATE SECURITIES TRANSACTIONS......................................45

      3. ANNUAL COMPLIANCE TRAINING...........................................45

      4. 24 - HOUR RESEARCH REPORT RESTRICTION................................45

   E. RESTRICTED LIST.........................................................46

   F. ADDITIONAL TRADING RESTRICTIONS FOR CERTAIN PEG DEPARTMENTS.............46

      1. TRADING RESTRICTIONS.................................................46

      2. PRECLEARANCE PROCEDURES..............................................46


EXHIBITS......................................................................47

   EXHIBIT 1 - SAMPLE LETTER TO BROKERAGE FIRM................................47

   EXHIBIT 2A - ACKNOWLEDGMENT OF THE PERSONAL SECURITIES TRADING POLICY - US.48

   EXHIBIT 2B - ACKNOWLEDGMENT OF THE PERSONAL SECURITIES TRADING POLICY -
                INTERNATIONAL.................................................50

   EXHIBIT 3 - COMPLIANCE AND REPORTING OF PERSONAL TRANSACTIONS..............52

   EXHIBIT 4 - PESP REQUIREMENTS RELATING TO DESIGNATED PERSONS...............55

   EXHIBIT 5 - INDEX OPTIONS ON A BROAD-BASED INDEX THAT ARE EXEMPT FROM
               PRECLEARANCE...................................................58

   EXHIBIT 6 - PERSONAL SECURITIES HOLDINGS REPORT............................59

   EXHIBIT 7 -- SECTION 16 INSIDERS AND DESIGNATED PERSONS PRECLEARANCE
                REQUEST FORM..................................................60

   EXHIBIT 8 -- NON PROPRIETARY SUBADVISED MUTUAL FUNDS.......................62

   EXHIBIT 9 - INITIAL PUBLIC OFFERING AND PRIVATE PLACEMENT PRECLEARANCE
               FORM FOR ACCESS PERSONS AND PRIVATE-SIDE ASSOCIATES............64

   EXHIBIT 10 - EXCHANGE TRADED FUNDS THAT ARE EXEMPT FROM PRECLEARANCE.......65

   EXHIBIT 11 - PRREF COVERED INDIVIDUAL PRECLEARANCE REQUEST FORM FOR
                PESP TRANSACTIONS AFFECTING PRREF.............................66

   PREI COMPLIANCE USE ONLY...................................................67

   EXHIBIT 12 - PESP REQUIREMENTS RELATING TO PRREF COVERED INDIVIDUALS.......68

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

I. PRUDENTIAL'S POLICY STATEMENT ON INSIDER TRADING

Prudential aspires to the highest standard of business ethics. Accordingly, Prudential has developed the following standards and requirements to ensure the proper protection of material nonpublic information and to comply with laws and regulations governing insider trading.

A. USE OF MATERIAL NONPUBLIC AND CONFIDENTIAL INFORMATION

In the course of your work at Prudential, you may receive or have access to material nonpublic information about Prudential or other public companies. Company policy, industry practice and federal and state laws establish strict guidelines regarding the use of material nonpublic information.

* You may not use material nonpublic information, obtained in the course of your employment, for your personal gain or share such information with others for their personal benefit;

* You must treat as confidential all information that is not publicly disclosed concerning Prudential's financial information and key performance drivers, investment activity or plans, or the financial condition and business activity of Prudential or any company with which Prudential is doing business; and

* If you possess material nonpublic information, you must preserve its confidentiality and disclose it only to other associates who have a legitimate business need for the information.

* In the course of your business activities you may be involved in confidential analysis involving other external public companies. You must treat as confidential, all information received relating to this analysis and discuss it only with those employees who have a legitimate business need for the information. You may not personally use this information or share such information with others for their personal benefit.

Under federal securities law, it is illegal to buy or sell a security while in possession of material nonpublic information relating to the security.(1)(,)(2) It is also illegal to "tip" others about inside information. In other words, you may not pass material nonpublic information about an issuer on to others or recommend that they trade the issuer's securities.

Insider trading is an extremely complex area of the law principally regulated by the Securities and Exchange Commission ("SEC"). If you have any questions concerning the law or a particular situation, you should consult with the Securities Monitoring Unit, Compliance Department or the Law Department. If you believe that you may have material nonpublic information about a public company

-------------------
(1) Rule 10b5-1(c), adopted by the Securities and Exchange Commission, provides for an affirmative defense to allegations of insider trading for trades implemented in accordance with a Rule 10b5-1(c) trading plan ("Individual Trading Plan"). Certain Prudential employees may be eligible to enter into an Individual Trading Plan with respect to certain sales of Prudential securities and exercises of Prudential employee stock options. Any Individual Trading Plan must be precleared in accordance with Company policy. These individuals have been specifically notified.

(2) In some circumstances, additional elements may be required for there to be a violation of law, including scienter and breach of a duty.

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obtained in the course of your  position,  or if you are in a portfolio or asset management unit and you believe you may have material nonpublic information regardless of the source, you should notify your Chief Compliance Officer or the Securities Monitoring Unit so that the securities can be monitored and/or placed on a restricted list as appropriate.

B. PRUDENTIAL INSIDER TRADING RULES

Below are rules concerning insider trading. Failure to comply with these rules could result in violations of the federal securities laws and subject you to severe penalties described in SECTION I.H. Violations of these rules also may result in discipline by Prudential up to and including termination of employment.

(1) You may not buy or sell securities issued by Prudential or any other public company if you are in possession of material nonpublic information relating to those companies.(3) This restriction applies to transactions for you, members of your family, Prudential or any other person for whom you may buy or sell securities. In addition, you may not recommend to others that they buy or sell that security.

(2) If you are aware that Prudential is considering or actually trading any security for any account it manages, you must regard that as material nonpublic information. Accordingly, you may not make any trade or recommendation involving that security, until seven calendar days after you know that such trading is no longer being considered or until seven calendar days after Prudential ceases trading in that security.(4) In addition, you must treat any nonpublic information about portfolio holdings of any registered investment company managed by Prudential as material nonpublic information.

(3) You may not communicate material nonpublic information to anyone except individuals who are entitled to receive it in connection with the performance of their responsibilities for Prudential (i.e., individuals with a "need to know").

(4) You should refrain from buying or selling securities issued by any companies about which you are involved in confidential analysis. In addition, you may not communicate any information regarding the confidential analysis of the company, or that Prudential is even evaluating the company, to anyone except individuals who are entitled to receive it in connection with the performance of their responsibilities for Prudential.




C.     WHAT IS NONPUBLIC INFORMATION?

----------------------
(3) Certain sales of Prudential securities and exercises of Prudential employee stock options are permitted if made pursuant to a Company precleared Individual Trading Plan.

(4) For restrictions applicable to PEG trading  department associates, see
Section  VII.

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Nonpublic  information  is  information  that is not generally  available to the investing public. Information is public if it is generally available through the media or disclosed in public documents such as corporate filings with the SEC. If it is disclosed in a national business or financial wire service (such as Dow Jones or Bloomberg), in a national news service (such as AP or Reuters), in a newspaper, on the television, on the radio, or in a publicly disseminated disclosure document (such as a proxy statement or prospectus), you may consider the information to be public. If the information is not available in the general media or in a public filing, you should consider it to be nonpublic. Neither partial disclosure (disclosure of part of the information), nor the existence of rumors, is sufficient to consider the information to be public. If you are uncertain as to whether information is nonpublic, you should consult your Chief Compliance Officer, the Securities Monitoring Unit or the Law Department.

While you must be especially alert to sensitive information, you may consider information received directly from a designated company spokesperson to be public information unless you know or have reason to believe that such information is not generally available to the investing public. An associate working on a private securities transaction who receives information from a company representative regarding the transaction should presume that the information is nonpublic.

EXAMPLE:
When telling a Prudential analyst certain information about the company, a company representative gives indication that the information may be nonpublic by saying "This is not generally known but . . ." In such a situation, the analyst should assume that the information is nonpublic.

D. WHAT IS MATERIAL INFORMATION?

There is no statutory definition of material information. You should assume that information is material if an investor, considering all the surrounding facts and circumstances, would find such information important in deciding whether or when to buy or sell a security. In general, any nonpublic information that, if announced, could affect the price of the security should be considered to be material information. If you are not sure whether nonpublic information is material, you should consult the Law Department, the Securities Monitoring Unit or your Chief Compliance Officer.

Material information may be about Prudential or another public company.

EXAMPLES:

* Information about a company's earnings or dividends (e.g., whether earnings will increase or decrease);

* Information about a company's physical assets (e.g., an oil discovery, a fire that destroyed a factory, or an environmental problem);

* Information about a company's personnel (e.g., a valuable employee leaving or becoming seriously ill);

* Information about a company's pension plans (e.g., the removal of assets from an over-funded plan or an increase or decrease in future contributions);

* Information about a company's financial status (e.g., financial restructuring plans or changes to planned payments of debt securities); or

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*  Information  about a merger,  acquisition,  tender  offer,  joint  venture or similar transaction involving the Company generally should be considered material.

Information may be material even though it may not be directly about a company (e.g., if the information is relevant to that company or its products, business, or assets).

EXAMPLES:

*  Information   that  a  company's   primary  supplier  is  going  to  increase
   dramatically the prices it charges; or

* Information that a competitor has just developed a product that will cause sales of a company's products to plummet.

Material information may also include information about Prudential's activities or plans relating to a company unaffiliated with Prudential.

EXAMPLE:
Information that Prudential is going to enter into a transaction with a company, such as, for example, awarding a large service contract to a particular company.

E. "FRONT-RUNNING" AND "SCALPING"

Trading while in possession of information concerning Prudential's trades is prohibited by Prudential's insider trading rules and may also violate federal law. This type of trading activity is referred to as "front running" and "scalping".

Front running occurs when an individual, with knowledge of Prudential's trading intentions, knowingly makes a trade in the same direction as Prudential just before Prudential makes its trade. Examples include buying a security just before Prudential buys that security (in the expectation that the price may rise based on such purchase) or selling a security just before Prudential sells such security (in the expectation that such sale will lead to a drop in price).

Scalping is making a trade in the opposite direction just after Prudential's trade, in other words, buying a security just after Prudential stops selling such security or selling just after Prudential stops buying such security.

EXAMPLE:
Prudential is planning to sell a large position in ABC Co. If you sell ABC Co. securities ahead of Prudential in expectation that the large sale will depress its price, you are engaging in front running. If you purchase ABC Co. securities after Prudential has completed its sale to take advantage of the temporary price decrease, you are engaging in scalping.

F. PRIVATE SECURITIES TRANSACTIONS

The antifraud provisions of the federal securities laws apply to transactions in both publicly traded securities and private securities. However, the insider trading laws do not prohibit private securities

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transactions  where both parties to the transaction  have possession of the same material nonpublic information.

G. CHARITABLE GIFTS

If you are in possession of material nonpublic information concerning a security you hold, you may not gift the security to a charitable institution and receive a tax deduction on the gift.

H. PENALTIES FOR INSIDER TRADING(5)

1.  PENALTIES FOR INDIVIDUALS
Individuals who illegally trade while in possession of material nonpublic information or who illegally tip such information to others may be subject to severe civil and criminal penalties including disgorgement of profits, substantial fines and imprisonment. Employment consequences of such behavior may include the loss or suspension of licenses to work in the securities industry, and disciplinary action by Prudential up to and including termination of employment.

2.  PENALTIES FOR SUPERVISORS
The law provides for penalties for "controlling persons" of individuals who commit insider trading. Accordingly, under certain circumstances, supervisors of an associate who is found liable for insider trading may be subject to criminal fines up to $1 million per violation, civil penalties and fines, and discipline by Prudential up to and including termination of employment.

3.  PENALTIES FOR PRUDENTIAL

Prudential could also be subject to penalties in the event an associate is found liable for insider trading. Such penalties include, among others, harsh criminal fines and civil penalties, as well as, restrictions placed on Prudential's ability to conduct certain business activities including broker-dealer, investment adviser, and investment company activities.

---------------------
(5) In addition  to the  penalties  listed in this  section,  Prudential  and/or
Prudential associates could be subject to penalties under the Employee Retirement Income Security Act of 1974 (ERISA) if the insider trading occurs in connection with an ERISA plan's investment.

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II. SECURITIES TRADE MONITORING FOR COVERED AND ACCESS PERSONS

A. THE "SMARTS" SYSTEM

Federal Law requires all broker-dealers and investment advisers to establish procedures to prevent insider trading by their associates. In addition, the Federal Sentencing Guidelines require companies to establish reasonable procedures to prevent and detect violations of the law. To comply with these and other similar laws and rules, Prudential has developed the Personal Securities Trading Policy to prevent the misuse of material nonpublic information about Prudential or other public companies. All employees are held to the general principles of the Policy to ensure the proper use of material nonpublic information.

However, certain employees are required to have their personal trading activities monitored and may be subject to additional restrictions. Prudential has established a program to monitor the personal securities trading of associates with routine access to nonpublic corporate information about Prudential or any external public company, portfolio management activities, nonpublic mutual fund holdings information or other sensitive information. These individuals are required to have their personal securities transactions monitored in the securities trade monitoring system known as "SMARTS" (Securities Monitoring Automated Reporting and Tracking System).

B. COVERED, ACCESS AND SUPERVISED PERSONS

Certain employees are classified as "Covered" or "Access" Persons (as defined below).(6) These individuals are categorized based on the information to which they have access. Covered and Access Persons are required to report their personal securities transactions and conform to the authorized broker-dealer requirements (discussed below).

"Access Persons" - Associates who work in or support portfolio management activities, have access to nonpublic investment advisory client trading information or recommendations or have access to nonpublic portfolio holdings of mutual funds. See SECTION V for specific requirements. Certain Access Persons are subject to preclearance of all personal securities trading activity, while other Access Persons may only be subject to specific trading restrictions.

"Covered Persons" - Associates, other than Access Persons, who may have access to material nonpublic information about external public companies or those individuals who have a regulatory obligation to be monitored.(7) In addition, certain individuals may be classified as Supervised Persons of a registered investment adviser. Supervised Persons are subject to the following requirements:

-------------

(6) In certain circumstances temporary workers, consultants or independent contractors may be subject to certain aspects of this Policy based on their access to confidential information. Temporay employees should contact their business unit compliance officer with any questions about their obligations.

(7)  Private-Side  Associates,  as  defined  under  Section  VI of  this  policy
(excluding employees of PMCC), are considered Access Persons under the Investment Advisers Act of 1940 due to their access to investment advisory client trading information. These individuals will continue to be called Covered Persons or Private-Side Associates under this Policy.

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     *   Acknowledge   receipt  of  their  Investment  Adviser  Code  of  Ethics
         ("Code"), including this Policy and any amendments to the Code and/or Policy;
     *   Comply with all applicable federal securities laws; and
     * Report any violations of the Code including this Policy to his/her Chief Compliance Officer or the Securities Monitoring Unit.

If an individual is only classified as a Supervised Person, and is not also classified as an Access, Covered or Designated Person, as defined in SECTION III.A., he/she is not required to report his/her personal securities trading activity and is not subject to the authorized broker-dealer requirements.

 "Supervised Persons" are individuals who are officers, directors and employees of a registered investment adviser, as well as certain other individuals who provide advice on behalf of the adviser and are subject to the adviser's supervision and control.
If you are unsure as to whether you are an Access, Covered, or Supervised Person, contact your Chief Compliance Officer or the Securities Monitoring Unit.
(8)

C.  TRADE REPORTING REQUIREMENTS

1. AUTHORIZED BROKER-DEALER REQUIREMENTS
Covered and Access Persons are required to maintain personal brokerage accounts at an authorized broker-dealer. The authorized firms are Wachovia Securities, Pruco Securities, Charles Schwab, E*TRADE, Fidelity Investments, and Merrill Lynch. Covered and Access Persons can find information about each firm through
the           authorized            broker-dealer           website           at
http://authorizedbrokerdealers.prudential.com/. The account types that are subject to the authorized broker-dealer requirements are listed below in SECTION
C.4. Covered and Access Persons must report new accounts promptly to the Securities Monitoring Unit, including new account numbers, to insure that transactions are sent to Prudential via electronic feed.(9)

Prudential Financial, Inc. securities held at Computershare Trust Company, N.A. ("Computershare") are not required to be transferred.

New Associates who are subject to this requirement will be required to transfer accounts to an authorized broker-dealer within 60 days of becoming a Covered and/or Access Person. Associates must instruct their brokers to send trading activity (written confirmations and statements) to the Securities Monitoring Unit while they are in the process of transferring their accounts. A sample letter to a brokerage firm is provided as EXHIBIT 1 to this Policy.

2.  AUTHORIZED BROKER-DEALER EXCEPTIONS
Exceptions to the authorized broker-dealer requirement are limited and should be submitted to the Chief Compliance Officer responsible for your business unit who will submit the request to the appropriate Business Unit or Corporate Department Executive at the Senior Vice President level or

-------------------

(8) PEG monitors the personal trading of its associates in conformity with applicable NYSE and NASD rules, through its own process utilizing SMARTS technology. See Section VII.
(9) Employees should report new accounts within 30 days of activating the account.

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above for review.  Documentation  for all  exceptions  must be forwarded to your business unit compliance officer for review. Exceptions will be evaluated on a case-by-case basis based on the following criteria:

* Accounts held jointly with or accounts for spouses who are subject to the same type of personal trading requirements that pre-date this policy (June 27, 2002) or that were established prior to being subject to this policy.

* Accounts for which the employee has a formal investment management agreement that provides full discretionary authority to a third party money manager ("Discretionary Accounts") further defined in SECTION II.C.4. Access and Covered Persons should follow instructions in SECTION II.C.4. pertaining to Discretionary Accounts and are not required to receive formal approval under the authorized broker-dealer requirements for Discretionary Accounts.

* Blind trusts and family trusts. A copy of the trust agreement must be submitted to the business unit compliance officer.

* Accounts for international employees in locations where there is no local presence or access to one of these firms.

* Accounts holding non-transferable securities that may not, due to their nature, be liquidated without undue hardship to the employee (new purchases generally will not be permitted.)

* Direct stock purchase or dividend reinvestment plans that are established directly with a public company.

If, at any time, the facts and circumstances have changed regarding an account(s) for which an exception has been previously granted, the employee must promptly notify Compliance and request that the account(s) be reviewed in light of the changed circumstances.

3.  TRADE REPORTING REQUIREMENTS FOR EXCEPTION ACCOUNTS
If you are granted an exception to the authorized broker-dealer requirement, you must direct the brokerage firm(s) that maintains your securities account(s) to send duplicate copies of your trade confirmations and account statements ("trading activity") to the Securities Monitoring Unit. A sample letter to a brokerage firm is provided as EXHIBIT 1 to this Policy. Remember, accounts maintained at Wachovia Securities, Pruco Securities, Charles Schwab, E*TRADE, Merrill Lynch, and Fidelity Investments, as well as Discretionary Accounts, are exempt from this requirement.(10)(,)(11)

For employees outside of the United States who are ONLY classified as Designated Persons, accounts established in Japan, Korea, Singapore, Taiwan, and Mexico are exempt from the duplicate statement and confirmation requirement.(12) However, Prudential Financial, Inc. securities MAY NOT be traded in

-----------------

(10) Information concerning securities transactions at the authorized broker-dealers is fed by computer link directly to Prudential's trade monitoring system, SMARTS.
(11) Discretionary Account transactions are reportable for Section 16 Insiders due to their Prudential securities filing obligations.
(12) For accounts established in countries not specifically listed, please contact the Securities Monitoring Unit or your local compliance officer for reporting requirements.

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these  accounts.  Individuals  located in these  countries that open or maintain accounts in the United States or in other countries not specifically identified will generally be required to send duplicate statements and confirmations to the Securities Monitoring Unit. Designated Persons located outside of the US should contact the Securities Monitoring Unit or their local compliance officer for guidance.

4.  DISCRETIONARY ACCOUNTS
A Discretionary Account is an account for which the employee has a formal investment management agreement that provides full discretionary authority to a third party money manager ("Discretionary Accounts"). A Discretionary Account agreement may establish general investment objectives but cannot permit the employee to make specific decisions regarding the purchase or sale of any individual securities for the account and the employee must not in fact influence or control such transactions.

Designated, Access and Covered Persons must disclose his/her Discretionary Account(s) to the Securities Monitoring Unit and must provide a copy of the executed investment management agreement to the Securities Monitoring Unit for review and approval, however duplicate statements and trade confirmations for these accounts are not required to be submitted.(13)

5.  REPORTING NEW ACCOUNTS
Covered and Access Persons must report new accounts promptly to the Securities Monitoring Unit, including new account numbers, to insure that transactions are sent to the Securities Monitoring Unit.(14)

6.  PERSONAL AND FAMILY MEMBER ACCOUNTS
You are required to maintain in the manner described above, all securities accounts in which you have a beneficial interest, including the following:
(1)  Personal accounts;
(2)  Accounts in which your spouse has beneficial interest; (15)
(3) Accounts in which your minor children or any dependent family member has a beneficial interest;(15)
(4)  Joint or tenant-in-common accounts in which you are a participant;
(5)  Accounts for which you act as trustee, executor or custodian;
(6) Accounts over which you exercise control or have any investment discretion; and
(7) Accounts of any individual to whose financial support you materially contribute.(16)

Mutual fund accounts held directly at mutual fund companies, where the account is systematically blocked from trading any securities other than mutual funds, and/or 529 College Savings Plans are not

--------------------
(13) Discretionary Accounts transactions are reportable for Section 16 Insiders due to their Prudential securities filing obligations, therefore duplicate statements and trade confirmations are required for these accounts.
(14) Employees should report new accounts within 30 days of activating the account.
(15) Due to applicable laws, employees located in Japan are not required to disclose or report information regarding accounts for which a spouse, dependent family member and/or minor child has a beneficial interest.
(16) For example, this would include individuals with whom you share living expenses, bank accounts, rent or mortgage payments, ownership of a home, or any other material financial support.

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subject to the  Policy  and do not  require  disclosure.(17),(18)  However,  all brokerage accounts, even those that only hold mutual funds, are subject to the Policy and must comply with the authorized broker-dealer requirements.

All monitored associates are required to complete and sign an annual Acknowledgment Form, attached as EXHIBIT 2, identifying and listing the location of all reportable brokerage accounts, including those held at authorized broker-dealers and those held at non-authorized firms. For the latter, your signature on the Acknowledgement Form will confirm that you have instructed all brokers for such accounts to send duplicate copies of account statements and trade confirmations to the Securities Monitoring Unit. If you are classified an Access or Covered Person, by signing the annual Acknowledgment Form you are also confirming your obligations of notifying the Securities Monitoring Unit of any changes to your accounts that have been granted exceptions under the authorized broker-dealer requirements.(19) Acknowledgment forms, which are supplied to you electronically by the Securities Monitoring Unit, must be completed annually.(20)

7.  REPORTABLE SECURITIES TRANSACTIONS
In general, all securities transactions are reportable by Access and Covered Persons except where noted below:

     * Covered Persons, with the exception of Private-Side Associates as defined in SECTION VI, are not required to report purchases and sales of open-end mutual funds, affiliated variable insurance products and variable annuities, certificates of deposit and certain United States government securities.
     * Investment Personnel, as defined in SECTION V.B., Access Persons and Private-Side Associates are not required to report certificates of deposit and certain United States government securities. Individuals under these classifications are however required to report purchases and sales of affiliated variable insurance products and variable annuities and any underlying sub-account transactions associated with these products, as well as any transactions and holdings of certain open-end mutual funds as described in SECTION V.

The chart attached as EXHIBIT 3 identifies the personal securities transactions that are reportable.

8. CONFIDENTIALITY OF TRADING INFORMATION
The Securities Monitoring Unit is responsible for maintaining SMARTS, and recognizes that your investment records are highly confidential. Accordingly, the Securities Monitoring Unit follows careful procedures for the collection and review of associate trading information to ensure that such records are kept in the strictest confidence. Other than exception reports which are reviewed by business unit heads and business unit compliance personnel or as required by federal securities laws,

-----------------
(17) Investment Personnel, Access Persons and Private-Side Associates are subject to certain trading restrictions and reporting requirements with respect to mutual fund transactions and holdings. See SECTIONS V.B. and VI.F.
(18) A list of approved mutual fund companies is maintained by the Securities Monitoring Unit.
(19) Any changes to accounts that have been previously been granted exceptions must be reevaluated to determine if the exception is still permitted.
(20) If you are a reporting associate, and have not completed an acknowledgment form, please contact the Securities Monitoring Unit.

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the only  persons who have access to this  information  are a small group within the Compliance Department.

9.  PROHIBITED TRANSACTIONS
All employees, including Covered and Access Persons, are prohibited from selling short including "short sales against the box" and from participating in any options or futures transactions on any securities issued by Prudential. Employees classified as Designated Persons are subject to additional restrictions relating to securities issued by Prudential. These requirements are outlined in SECTION III of this Policy.

10.  ADDITIONAL REQUIREMENTS
Additional information and guidance can be found in the following Sections:

Requirements for Designated Person - SECTION III.

Requirements for Associates of Broker Dealers - SECTION IV.

Requirements for Portfolio Management and Trading Units and Registered Investment Advisers. - SECTION V.

Requirements for Private Asset Management Units - SECTION VI.

Requirements for associates of PEG - SECTION VII.

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III.  POLICY AND  RESTRICTIONS  FOR  PERSONAL  TRADING IN  SECURITIES  ISSUED BY
PRUDENTIAL BY DESIGNATED PERSONS

This Section specifically addresses the requirements for those associates who have routine access to material nonpublic information about Prudential. These requirements are consistent with policies of leading financial service firms. Specific policies and procedures relating to Section 16 Insiders are addressed in a separate policy statement, which is available through the Securities Monitoring Unit. The requirements and restrictions covered in this Section apply to all accounts in which a Designated Person has a direct or indirect beneficial interest including, but not limited to, accounts for spouses, family members living in your household, and accounts for which the Designated Person or his/her family member exercises investment discretion.

A.  DESIGNATED PERSONS

A "DESIGNATED PERSON" is an employee who, during the normal course of his or her job, has routine access to material nonpublic information about Prudential, including information about one or more business units or corporate level information. Employees at the corporate rank of Executive Vice President ("EVP") and above are deemed to be Designated Persons. Direct reports to each Vice Chairman and EVP and their direct reports are also deemed to be Designated Persons.(21)

The Vice Presidents ("VPs") of Finance for each business unit must identify additional employees in each unit who, regardless of level, have routine access to material nonpublic information about Prudential. It is the responsibility of the VPs of Finance to notify the Securities Monitoring Unit of any changes to this list.

Finally, management of all other business groups and corporate departments are required to identify and inform the Securities Monitoring Unit of any additional employees, who through the performance of their jobs, have regular access to material nonpublic information.

Employees who have been classified as a Designated Person, but believe that they do not have access to material nonpublic information, may request an exception to this requirement. Requests should be forwarded to the Securities Monitoring Unit, who in consultation with the Law Department, will review and facilitate the request. Certain exceptions must be approved by Prudential's General Counsel.

B. SPECIFIC TRADING REQUIREMENTS

All employees are prohibited from trading Prudential securities while in possession of material nonpublic information regarding the Company.(22) For purposes of this Policy, all requirements and restrictions relating to Prudential securities include common stock, bonds (including convertible

--------------------
(21) In certain circumstances temporary workers, consultants or independent contractors may be subject to certain aspects of this Policy based on their access to confidential information.
(22) Certain sales of Prudential securities and exercises of Prudential employee stock options are permitted if made pursuant to a Company precleared Individual Trading Plan.

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bonds),  the  Prudential  Financial,  Inc.  Common Stock Fund ("PFI Common Stock
Fund"), employee stock options, restricted stock, restricted stock units, performance shares, exchange traded or other options and Prudential Financial single stock futures. All employees are also prohibited from selling short including "short sales against the box" and from participating in any exchange
traded  Prudential   options  or  futures   transactions.   Employees  are  also
discouraged from engaging in speculative transactions in Prudential securities and are encouraged to hold Prudential securities for long-term investment.

Designated Persons are required to preclear all transactions in Prudential securities prior to execution through the Securities Monitoring Unit.(23) This requirement excludes transactions in Prudential mutual funds and annuities. Trades will be approved only during open "trading windows." Designated Persons are also subject to the general prohibition relating to short sales and options transactions. These restrictions apply to all accounts in which a Designated Person has a direct or indirect beneficial interest including, but not limited to, accounts for spouses, family members living in your household, and accounts for which the Designated Person or his/her family member exercises investment discretion.

1.  BROKERAGE ACCOUNT REQUIREMENTS FOR DESIGNATED PERSONS
Designated Persons are required to hold and trade Prudential securities ("PRU") only at an authorized broker-dealer. The authorized firms are Wachovia Securities, Pruco Securities, Charles Schwab, E*TRADE, Fidelity Investments, and Merrill Lynch. In addition, the PFI Common Stock Fund may be held in Prudential Employee Savings Plan ("PESP") or Prudential Deferred Compensation Plan accounts.

Designated Persons can access information about each firm through the authorized broker-dealer website at http://authorizedbrokerdealers.prudential.com/.

This requirement applies to accounts for you, your family members, or accounts in which you have a beneficial interest or over which you have trading authority. See SECTION II.C.4. for a complete list of applicable accounts. You may still maintain your accounts at non-authorized broker-dealers for your non-PRU positions, however those accounts are still subject to Prudential's monitoring procedures outlined below in SECTION B.2. Discretionary Accounts, as defined in SECTION II.C.2., must be disclosed to the Securities Monitoring Unit and Designated Persons must provide a copy of the signed Discretionary Account agreement to the Securities Monitoring Unit for review and approval, however duplicate statements and trade confirmations for these accounts are not required to be submitted.


While PRU stock held by you at Computershare is subject to the provisions of this Policy (e.g., transactions are subject to preclearance and trading window requirements), Designated Persons are not required to transfer PRU positions held at Computershare to an authorized broker-dealer.

------------------
(23) Transactions executed pursuant to a Company precleared Individual Trading Plan are not required to be individually precleared. However, the Individual Trading Plan itself must be precleared in accordance with Company policy.

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2.  TRADE REPORTING REQUIREMENTS FOR ACCOUNTS WITH NON-AUTHORIZED BROKER-DEALERS
Designated Persons who maintain brokerage accounts with brokerage firms (for their non-PRU positions) other than the authorized broker-dealers listed in SECTION B.1. above and Discretionary Accounts, must direct the brokerage firm(s) to send duplicate copies of trade confirmations and account statements to the Securities Monitoring Unit.(24) A sample letter to a brokerage firm is provided as EXHIBIT 1 to this Policy.

3.  REPORTING NEW ACCOUNTS

Designated   Persons  must  report  new  accounts  promptly  to  the  Securities
Monitoring Unit, including new account numbers, to insure that transactions are sent to the Securities Monitoring Unit.(25)

4.  TRADING WINDOWS/BLACKOUT PERIODS
Designated Persons are permitted to trade in Prudential securities only during open trading windows.(26) In addition, PSPP elections and election modifications also must be made only during an open trading window, see Section III.B.5. below. Approximately 24 hours after the Company releases its quarterly earnings to the public, the trading window generally opens and generally will remain open until approximately two weeks before the end of each quarter. In addition, the Company may notify Designated Persons regarding unscheduled blackout periods. For example, in the event the Company decides to make an unscheduled announcement (e.g., a pre quarter-end earnings estimate), Prudential may restrict trading activity during a normally permissible trading window. The Securities Monitoring Unit will notify Designated Persons of the opening of trading windows and the commencement of blackout periods via email.

5.  PRECLEARANCE OF TRADING IN PRUDENTIAL SECURITIES
Designated Persons are required to preclear all transactions in Prudential securities, including equity and debt securities, through the Securities Monitoring Unit.(27) Designated Persons should submit requests electronically through the SMARTS Preclearance Intranet site. Designated Persons will be sent a link to the Preclearance site from the Securities Monitoring Unit, and a link is also available from the Compliance Department's Intranet site. All approved transactions are valid until the close of the market on the day in which preclearance is granted. Designated Persons located outside of North or South
America  are  granted   approval  for  two  business  days  including  the  date
preclearance is granted, however trades must be executed before the trading window closes.(28) Therefore, Designated Persons may not enter into "good until cancelled" or "limit" orders involving Prudential securities that

-----------------------
(24) Information concerning securities transactions at the authorized broker-dealers is fed by computer link directly to SMARTS. For accounts held at unauthorized firms, other than Discretionary Accounts, the Securities Monitoring Unit must receive paper copies of all confirms and monthly statements.
(25) Employees should report new accounts within 30 days of activating the account.
(26) Trades executed pursuant to a Company precleared Individual Trading Plan need not be individually precleared and may be made in accordance with the terms of the Individual Trading Plan either during open trading windows or blackout periods.
(27) Refer to Footnotes 22 and 27.
(28) In addition, Designated Persons located in the United Kingdom will be permitted additional time to complete exercises of Prudential employee stock options due to the settlement requirements within the UK, provided that the exercise is submitted within two days of receiving preclearance approval.

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carry  over  until  the next  trading  day.  (See  EXHIBIT 7 for  sample  SMARTS
Preclearance Request Form.)

Transactions that require preclearance include, but are not limited to, the following:

*  Open market transactions through a broker-dealer;

*  Prudential securities transactions executed in Computershare accounts;

*  Gifts received or given;

*  Stock option exercises,

*  Sales of restricted stock, restricted stock units and performance shares; and

* PESP and Deferred Compensation Plan Company Stock Fund transactions. Purchases through automatic payroll deductions need only be precleared at the time the election is made. Preclearance requests for automatic payroll elections will only be accepted during open trading windows. For more details relating to PESP transactions that are subject to this requirement see
   EXHIBIT 4.

* Prudential Stock Purchase Plan ("PSPP") transactions. The following PSPP transactions are only permitted during open trading windows and must be precleared: enrollment in the plan, changes in contribution rates after enrollment, withdrawals of money that have been withheld prior to a stock purchase, suspension of contributions (i.e., reducing your contribution rate to 0%), and sales of Prudential stock that has accumulated in your account under the plan.

6.  PROHIBITED TRANSACTIONS
All employees are prohibited from selling short including "short sales against the box" and from participating in any exchange traded Prudential options or futures transactions. In addition, Designated Persons are prohibited from exercising their employee stock options during a blackout period, regardless of whether the transaction involves the sale of Prudential securities. As a result, controls have been established to prevent employee stock option exercises during closed trading windows. However, there are currently no blocking capabilities in place during blackout periods to prevent transactions relating to your PSPP enrollment and changes to your enrollment as described above. When no blocking system exists or if a blocking system fails, the employee will be responsible for adherence to the Policy.

7.  PESP
Certain controls have been established to prevent trading activity in PESP during closed trading periods. PESP transactions that are blocked include exchanges, deferral rate and allocation changes, loans and distributions. Remember, it is the Designated Person's obligation to comply with this Policy including the preclearance and trading window requirements. If a blocking system fails, the employee will be responsible for the exception to the Policy.

C. SUPERVISORY RESPONSIBILITIES

The VPs of Finance, in conjunction with the Business Unit and Department Heads or their designees, are responsible for identifying changes to the Designated Persons list in their areas and informing the

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Securities   Monitoring   Unit,  and,  with  the  Securities   Monitoring  Unit,
facilitating employee understanding of and conformity with this Policy. The trade monitoring process is conducted by the Securities Monitoring Unit with matters brought to the attention of Business Unit/Department Head management as needed.

D. VIOLATIONS TO THE POLICY

Violations or other exceptions to this policy including the preclearance and trading window requirements are reviewed by the Designated Persons Personal Trading Policy Committee. Policy violations or exceptions that may result in disciplinary action, other than an educational reminder, will be resolved with the employee's supervisor. Individuals who do not comply with the Policy are subject to disciplinary action that may include fines or other monetary penalties up to and including termination of employment.

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IV.  TRADING RESTRICTIONS FOR ASSOCIATES OF BROKER-DEALERS

A.  TRADE MONITORING FOR ASSOCIATES OF A BROKER-DEALER

Prudential has a number of different broker-dealers including Pruco Securities Corporation ("Pruco"), Prudential Investment Management Services, LLC. ("PIMS") and American Skandia Marketing, Incorporated ("ASM") that are specifically referred to as "Broker-Dealers" under this Section.(29)

Pruco is a full service broker-dealer whose business is limited to the facilitation of non-solicited customer orders of general securities and the distribution of investment company and variable contract products. PIMS and ASM are limited broker-dealers whose primary business is restricted to the facilitation of customer orders in and distribution of Prudential mutual funds and annuities. In addition, ASM offers 529 plan interests and PIMS is a discount broker-dealer that offers brokerage accounts and Individual Retirement Accounts ("IRA's") to roll over customers formerly retirement plan participants serviced by Prudential Retirement. Investments offered include mutual funds, stocks, bonds and municipal securities.

Unlike Prudential units that participate in the personal trade monitoring system, the nature and scope of the Broker-Dealers' businesses are such that their associates do not have access to material nonpublic information concerning publicly traded securities through their employment.(30) Accordingly, Broker-Dealer associates are generally not required to participate in SMARTS. However, pursuant to SEC and NASD regulations, Broker-Dealer Registered Representatives must comply with the reporting requirements listed below.(31) In addition, certain officers and registered representatives of Pruco, which is also a federally registered investment adviser, have been identified as Supervised Persons, as defined in SECTION II.B. The requirements for Supervised Persons are also outlined below.

1.  NOTIFICATION REQUIREMENTS FOR PERSONAL SECURITIES ACCOUNTS
In accordance with NASD Rule 3050, Broker-Dealer Registered Representatives ("Registered Representatives") must notify the Broker-Dealer to which they are associated, in writing, prior to opening an account at another broker-dealer, and must notify the Broker-Dealer of any accounts opened prior to becoming a Registered Representative. Registered Representatives must also notify broker-dealers, prior to opening such accounts, that they are Registered Representatives of a broker-dealer. However, if the account was established prior to the association of the person with the Broker-Dealer, the Registered Representative must notify the broker-dealer in writing promptly after becoming so associated.

These notification requirements apply to all personal securities accounts of Registered Representatives and any securities accounts over which they have discretionary authority.

-----------
(29) Requirements for associates of Prudential Equity Group, LLC are covered under SECTION VII of this Policy.

(30) Certain PIMS personnel employed by portfolio management units may be subject to the personal securities trading restrictions set forth in SECTION V. due to their association with portfolio management activities in addition to the restrictions set forth in this Section.

(31) ASM associated persons follow policies and procedures outlined in AMS's compliance manual that are generally consistent with the requirements of this Section.

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Registered  Representatives are not required to report accounts that are limited to the following types of investments: (1) mutual funds; (2) variable life and variable annuity contracts; (3) unit investment trusts; (4) certificates of deposit; (5) 529 Plans; and (6) money market fund accounts.(32)

2.  ANNUAL COMPLIANCE TRAINING AND SIGN-OFF
The NASD/NYSE Joint Memorandum on Chinese Wall Policies and Procedures (NASD Notice to Members 91-45) provides that firms that do not conduct investment banking research or arbitrage activities still must have "reasonable procedures for the education and training of its associates about insider trading" in order to be in compliance with ITSFEA. Consistent with this Notice, the Broker-Dealers include a statement concerning insider trading in their annual Compliance
Overview. Annually, all Registered Representatives are required to sign a statement affirming that they have read and understand the policy concerning insider trading as described in the Broker-Dealer's compliance manual and as set forth in Prudential's Policy Statement On Insider Trading contained in SECTION I of this Policy.

3.  REQUIREMENT FOR SUPERVISED PERSONS
Certain Pruco officers and registered representatives involved in investment advisory activity have been classified as Supervised Persons.(33) Supervised Persons are subject to the following requirements:

     * Acknowledge receipt of their Investment Adviser Code of Ethics ("Code"), including this Policy and any amendments to the Code and/or Policy;
     *   Comply with all applicable federal securities laws; and
     * Report any violations of the Code including this Policy to his/her Chief Compliance Officer or the Securities Monitoring Unit.

If an individual is only classified as a Supervised Person, and is not also classified as an Access, Covered or Designated Person, he/she is not required to report his/her personal securities trading activity and is not subject to the authorized broker-dealer requirements outlined in SECTION II.

B.  RESTRICTIONS ON THE PURCHASE AND SALE OF INITIAL EQUITY PUBLIC OFFERINGS

NASD Rule 2790 prohibits broker-dealers from purchasing or retaining "new issues" in their own accounts and from selling new issues to a restricted person. Restricted persons are defined as directors, officers, general partners, employees, associated persons and agents engaged in the investment banking or securities business of any broker-dealer. "New Issues" are any initial public offerings of an equity security.

These basic prohibitions also cover sales of new issues to accounts in which any restricted person may have a beneficial interest and, with limited exceptions, to members of the immediate family of such persons. A Restricted Person is permitted to have an interest in an account that purchases new issues (i.e., collective investment accounts including hedge funds, investment partnerships, investment

---------------
(32) Associated persons who are also Access Persons and/or Private-Side Associates are required to report certain mutual fund transactions and holdings and purchases of certain variable-life and variable-annuity contracts and sub-account transactions, as described in SECTIONS V.D. and VI.F.

(33) The Securities Monitoring Unit will notify all individuals who are classified as Supervised Persons.


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corporations,  etc.)  provided that the  beneficial  interests of all restricted persons do not in aggregate exceed 10% of the total account.

The overall purpose of this prohibition is to protect the integrity of the public offering process by requiring that NASD members make a bona-fide public distribution of securities by not withholding such securities for their own benefit or using the securities to reward other persons who are in a position to direct future business to the firm.

To ensure compliance with this Rule, associated persons of Prudential's broker-dealers are prohibited from purchasing securities in any public offerings of equity securities. This prohibition includes all associates of Prudential's broker-dealers including PIMS, PRUCO, ASM and PEG (See SECTION VII for a full discussion of requirements and restrictions applicable to PEG associates.)

The policy applies to all public offerings of equity securities, whether or not the above broker-dealers are participating in the offering. There are no prohibitions on purchases of public offerings of, investment grade asset-backed securities, open-end mutual funds, preferred securities, convertible securities or any debt securities, including but not limited to municipal or government securities.

WHICH ACCOUNTS ARE RESTRICTED:

Accounts of all persons associated with the above broker-dealers and their immediate families are restricted from purchasing equity public offerings of securities. The term "immediate family" includes parents, mother-in-law, father-in-law, spouse, siblings, brother-in-law, sisters-in-law, children and their spouses, or any other person who is supported (directly or indirectly) to a material extent by the associated person.

The prohibition does not apply to sales to a member of the associate's immediate family who is not supported directly or indirectly to a material extent by the associate, if the sale is by a broker-dealer other than that employing the restricted person and the restricted person has no ability to control the allocation of the new issue. For information on this exception, please contact your broker-dealer compliance officer.

C. PRIVATE PLACEMENTS

Inorder to review private placement transactions in relation to certain conflicts of interest that may arise, all associates of the Broker-Dealers, including PEG, must notify their broker-dealer, in writing, and obtain written approval from the broker-dealer, prior to engaging in any private placement transactions, including purchases and sales of limited partnership interest. Such notification should be made to the compliance officer for the broker-dealer or the compliance officer's designee who will be responsible for approving the private placement transaction.(34) For associates who are subject to preclearance, the preclearance form will satisfy the notification requirement.

----------------
(34) For PIMS registered representatives, approval may be granted by the appropriate business unit compliance officer, in conjunction with that unit's policies and procedures. This review may serve as notification to and review by the broker-dealer.

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D.  ADDITIONAL RESTRICTIONS FOR PEG ASSOCIATES

PEG associates are subject to certain additional personal trading restrictions, which are set forth in SECTION VII.

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V.  TRADING   RESTRICTIONS  FOR  PORTFOLIO  MANAGEMENT  AND  TRADING  UNITS  AND
REGISTERED INVESTMENT ADVISERS

A. BACKGROUND
The Investment Advisers Act of 1940 ("Advisers Act") and the Investment Company Act of 1940 ("Investment Company Act") govern activities of officers, directors and employees of registered investment advisers and advisers who manage registered investment companies, respectively. These rules set forth specific requirements relating to conflicts of interest and personal securities trading activity.

1. ADVISERS ACT REQUIREMENTS
Rule 204A-1 under the Advisers Act requires each federally registered investment adviser to adopt a written code of ethics designed to prevent fraud by reinforcing fiduciary principles that govern the conduct of investment advisory firms and their personnel. In addition, the code must set forth specific requirements relating to personal trading activity including reporting transactions and holdings.

Generally, the code of ethics applies to all Supervised Persons of the adviser, including all Access Persons of the adviser. The Investment Adviser Code of Ethics ("Code"), as adopted by Prudential's registered investment advisers, includes the Personal Securities Trading Policy and the Statement of Policy Restricting Communication and the Use of Issuer-Related Information by Prudential Investment Associates ("Chinese Wall Policy"). Employees identified as Supervised Persons must comply with the Code, including this Policy.(35) Compliance is responsible for notifying each individual who is subject to the Code.

2. INVESTMENT COMPANY ACT REQUIREMENTS
Rule 17(j) under the Investment Company Act requires that every investment company adopt procedures designed to prevent improper personal trading by investment company personnel. Rule 17(j) was created to prevent conflicts of interest between investment company personnel and shareholders, to promote shareholder value, and to prevent investment company personnel from profiting from their access to proprietary information.

In light of the adoption of Rule 17(j) and the growing concern that the mutual fund industry needed to police itself, the Investment Company Institute ("ICI"), an industry group, assembled a blue ribbon panel and, in 1994, issued a report setting forth a series of recommendations concerning personal trading by investment personnel. These recommendations, known as the "ICI rules", have been praised by the SEC, and have been adopted by the majority of the asset management industry associated with U.S. registered investment companies.

In keeping with our ethical standards and the practices of the industry leaders, Prudential has adopted the ICI rules for all of its portfolio management units. The ICI rules concerning personal trading are set forth below and are applicable to these portfolio management units and certain associates outside

---------------
(35) Generally, Private-Side Associates are also considered Access Persons under the Investment Advisers Act of 1940. See SECTION VI for information on the requirements for Private-Side Associates.

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the specific  business unit who provide  direct  support to these  units.(36) In addition, the ICI rules, with certain exceptions, have also been adopted for other investment management units within Prudential.(37)

B. DEFINITIONS

The following terms are defined for purposes of this policy:

* "Access Persons", as defined in SECTION II.B., include employees or officers of a mutual fund or investment adviser, who, in connection with their normal responsibilities, make, participate in, or have access to current or pending information regarding the purchase or sale of a security by the Complex (Complex defined below) or nonpublic portfolio holdings of mutual funds.(38)

* "Investment personnel" are Access Persons who are public-side portfolio managers, analysts, traders, or certain other individuals as designated by the compliance officer. (For restrictions applicable to PEG Trading Desk personnel, see SECTION VII).

* A "pending buy or sell order" exists when a decision to purchase or sell a security has been made and communicated.

* The "Complex" includes all portfolios managed by the business unit or group of units to which an individual is deemed to have access.

C. CONFLICTS OF INTEREST

Prudential holds its employees to the highest ethical standards. Maintaining high standards requires a total commitment to sound ethical principles and Prudential's values. It also requires nurturing a business culture that supports decisions and actions based on what is right, not simply what is expedient. Management must make the Company's ethical standards clear. At every level, associates must set the right example in their daily conduct. Moreover, associates are encouraged to understand the expectations of the Company and apply these guidelines to analogous situations or seek guidance if they have questions about conduct in given circumstances.

All Access Persons must act in accordance with the following general principles:

* It is the duty at all times to place the interests of investment company shareholders and other investment advisory clients first.

* Access Persons should scrupulously avoid serving their own personal interests ahead of clients' interests in any decision relating to their personal investments.

-----------------
(36) Certain PIMS personnel employed by portfolio management units may be subject to the personal securities trading restrictions set forth in this section due to their association with portfolio management activities in addition to the restrictions set forth in Section IV.

(37) Certain international units may also be subject to the requirements of this Section. Individuals should consult the applicable business unit compliance officer for additional information.

(38) Officers listed on PI's Form ADV and mutual fund officers are also classified as Access Persons.

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*    All personal securities  transactions must be conducted in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

* Access Persons must not only seek to achieve technical compliance with this Policy, but should strive to abide by its spirit and the principles articulated herein.

     EXAMPLE:
     An appearance of a conflict of interest may occur if, following a meeting with a representative of an issuer, an analyst buys the issuer's securities for his or her personal account, but does not recommend his or her client purchase such securities.

*    Access Persons may not take inappropriate advantage of their positions.

* Access Persons must avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interest of shareholders or clients, including, but not limited to the receipt of unusual investment opportunities, perquisites or gifts from persons doing or seeking business with their portfolios.

*    Access Persons may not bunch a personal order with a client order.

* Access Persons may not conduct personal business with brokers who execute trades for their portfolios.

D. MUTUAL FUND REPORTING AND TRADING RESTRICTIONS

Investment Personnel and Access Persons are prohibited from market timing any proprietary mutual funds, as well as non-proprietary funds subadvised by Prudential, and must comply with any trading restrictions established by Prudential and its clients to prevent market timing of these funds.

To deter the market timing in proprietary and non-proprietary funds subadvised by Prudential, Investment Personnel and certain officers of Prudential Investment Management ("PIM") and Prudential Investments LLC ("PI") are required to hold any proprietary or non-proprietary subadvised mutual funds for a period of 90 days. Investment Persons and Access Persons are also required to report mutual fund transactions covered under this policy as described below.

1. MUTUAL FUND HOLDING PERIOD
Investment Personnel and certain PIM and PI employees are required to hold proprietary and non-proprietary subadvised mutual funds, excluding money market funds and the Dryden Ultra Short Bond Fund, purchased for a period of 90 days.(39) Proprietary funds include JennisonDryden, Strategic Partners, Target, and American Skandia Advisor Funds ("American Skandia Funds"). Non-proprietary subadvised funds are defined in EXHIBIT 8. Specifically, Investment Personnel and certain PIM and PI employees are prohibited from executing a purchase and a sale of the same proprietary or non-

----------------
(39) PIM and PI employees will be identified by the President of PIM in consultation with the PIM Chief Compliance Officer. The PIM Chief Compliance Officer will be responsible for maintaining the list and submitting any changes to the Securities Monitoring Unit.

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proprietary   subadvised   mutual  fund  during  any  90-day   period.(40)  This
restriction applies to accounts for which Investment Personnel and certain PIM and PI employees have a direct or indirect beneficial interest, including household members. See SECTION II.C.4. Profits realized on such transactions must be disgorged to the applicable mutual fund or client, or as otherwise deemed appropriate by the Committee.(41)

2. POLICIES RELATING TO REPORTING AND TRADING MUTUAL FUNDS
Access Persons are required to report all transactions of proprietary and non-proprietary subadvised mutual funds. This requirement applies to accounts for which Access Persons have a direct or indirect beneficial interest, including members. See SECTION II.C.4.

Access Persons may hold and trade proprietary and non-proprietary subadvised mutual funds only through one of the authorized broker-dealers, directly with Prudential Mutual Fund Services ("PMFS"), the Prudential Employee Savings Plan ("PESP"), or the Jennison Associates ("Jennison") Savings and Pension Plans.(42) However, non-proprietary subadvised funds may be traded directly with the fund provided that duplicate account statements and trade confirmations are sent directly to the Securities Monitoring Unit, Compliance Department. For non-proprietary subadvised funds, Access Persons must notify fund complexes within 10 business days of receipt of this policy requesting that duplicate statements and confirmations be forwarded to the Securities Monitoring Unit. Investment elections or transactions executed in the executive deferred compensation plans are not subject to this requirement.(43)



Investment Personnel and Access Persons must notify the Securities Monitoring Unit of any mutual fund accounts. This includes accounts of all household members, 401(k) Plans held at other companies, 529 Plans, variable insurance products and annuities held directly with the fund or through another company or service provider for all proprietary and non-proprietary subadvised mutual funds.(44)

---------------
(40) For the Prudential Employee Savings Plan and the Jennison Associates Savings and Pension Plans, only exchanges of proprietary and non-proprietary subadvised funds are subject to the 90-day holding period. Purchases due to automatic payroll deductions and company match and automatic rebalancing transactions are exempt from this requirement.

(41) Discipline and sanctions relating to violations occurring in the Prudential Employee Savings Plan or the Jennison Savings or Pension Plans will be determined separately by the Personal Securities Trading/Mutual Fund Code of Ethics Committee.

(42) Mutual fund transactions executed through PMFS, PESP and the Jennison Savings Plan will be sent to Compliance through a daily electronic trading feed.

(43) Prudential's deferred compensation plans (including The Prudential Insurance Company of America Deferred Compensation Plan, the Amended and
Restated American Skandia Lifestyle Security Plan, and the Trust Agreement Between Jennison Associates LLC and Wachovia Bank, N.A.) are not susceptible to market timing due to the fact that the plans only permit one transaction per month. Therefore, transactions in these plans are exempt from both the 90-day holding period and reporting requirements.

(44) Certain exceptions may be granted for the proprietary and non-proprietary mutual fund reporting and holding requirements where funds are held in 401(k) and 529 Plans and variable insurance and annuity products held through companies other than Prudential, the fund transfer agent or one of the authorized broker-dealers.

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In addition, Investment Personnel and Access Persons must contact these funds to request that duplicate statements and confirmations of mutual fund trading activity be sent to the Securities Monitoring Unit. A sample letter to a brokerage firm is provided as EXHIBIT 1 to this Policy.

E. ADDITIONAL TRADING RESTRICTIONS FOR ACCESS AND INVESTMENT PERSONNEL OF PIM, QUANTITATIVE MANAGEMENT ASSOCIATES LLC ("QMA"), THE PRUDENTIAL REAL ESTATE INVESTORS' ("PREI") MERCHANT BANKING GROUP ("MBG") AND PRUDENTIAL INVESTMENTS LLC'S ("PI") STRATEGIC INVESTMENT RESEARCH GROUP ("SIRG")(45)

The following restrictions and requirements apply to all accounts in which Access Persons and Investment Personnel have a direct or indirect beneficial interest, including accounts of household members as described in SECTION II.C.4.

1.  INITIAL PUBLIC OFFERINGS
Investment  personnel are prohibited from purchasing initial public offerings of
securities.   For  purposes  of  this  policy,   "initial  public  offerings  of
securities" do not include offerings of government or municipal securities.(46)

2.  PRIVATE PLACEMENTS
Investment personnel are prohibited from acquiring any securities in a private placement without express prior approval. Such approval must be obtained from the local business unit head in consultation with the business unit compliance officer (such person having no personal interest in such purchases or sales), based on a determination that no conflict of interest is involved.

Investment personnel must disclose their private placement holdings to the business unit compliance officer and the business unit's chief investment officer when the investment personnel play a part in the consideration of any investment by the portfolio in the issuer. In such circumstances, the portfolio's decision to purchase securities of the issuer will be subject to independent review by appropriate personnel with no personal interest in the issuer.

3.  BLACKOUT PERIODS -- "7 DAY RULE"
Access Persons are prohibited from executing a securities transaction on a day during which any portfolio in their Complex has a pending buy or sell order in the same or an equivalent security and until such time as that order is executed or withdrawn.(47) This prohibition will not apply to purchases and sales executed in a fund or portfolio that replicates a broad based securities market index.

Investment personnel are prohibited from buying or selling a security within seven calendar days before or after a portfolio in their Complex trades in the same or an equivalent security. Nevertheless,

--------------------------------------------------------------------------------
Access and Investment Persons should contact their local compliance officer to disclose these accounts and request an exception.

(45) MBG employees are also subject to certain trading restrictions covered under Section VI of this Policy.

(46) For purposes of this requirement, SIRG Investment Persons are subject to the IPO prohibition only for IPO's of exchange traded funds and not any other securities.

(47) There is no presumption that Access Persons have knowledge of actual trading activity.

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a personal  trade by any investment  personnel  shall not prevent a portfolio in the same  business  unit from  trading  in the same or an  equivalent  security.
However, such a transaction shall be subject to independent review by their business unit compliance officer.(48) This prohibition will not apply to purchases and sales executed in a fund or portfolio that replicates a broad based securities market index.

Profits realized on transactions that are executed during blackout periods may be required to be disgorged to the business unit. Transactions inadvertently executed by an Access Person during a blackout period will not be considered a violation and disgorgement will not be required provided that the transaction was effected in accordance with the preclearance procedures and without prior knowledge of any pending purchase or sale orders in the Complex in the same or equivalent security. All disgorged profits will be donated to a charitable organization in the name of the Company or to an account or client for which the security is held or traded.

4.  SHORT-TERM TRADING PROFITS
Investment personnel are prohibited from profiting from a purchase and sale, or sale and purchase, of the same or an equivalent security within any sixty calendar day period.(49) Profits realized on such proscribed trades must be disgorged to the business unit. All disgorged profits will be donated to a charitable organization in the name of the Company or to an account or client for which the security is held or traded.(50)

5.  SHORT SALES
Access Persons may not sell any security short which is owned by any portfolio managed by the business unit. Access Persons may, however, make short sales "against the box." A short sale "against the box" refers to a short sale when the seller owns an equivalent amount of the same securities.

6.  OPTIONS
Access Persons may not write naked call options or buy naked put options on a security owned by any portfolio managed by the business unit. Access Persons may purchase options on securities not held by any portfolio managed by the business unit, or purchase call options or write put options on securities owned by any portfolio managed by the business unit, subject to preclearance and the same restrictions applicable to other securities. Access Persons may write covered call options or buy covered put options on a security owned by any portfolio managed by the business unit at the discretion of the business unit compliance officer. However, investment personnel should keep in mind that the short-term trading profit rule might affect their ability to close out an option position at a profit.

-------------------
(48) Properly precleared personal trades executed within seven days prior to a portfolio trading will be presumed not violative of the 7 day rule provided there was no additional evidence to the contrary.
(49) For purposes of this requirement, SIRG Investment Persons are subject to the 60-day holding period only for transactions in exchange traded funds and not any other securities.
(50) Purchases of Prudential stock automatically executed under PSPP are exempt from the short-swing profit restrictions. However, PSPP sales of Prudential stock are subject to the short-swing profit restrictions.

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F. INVESTMENT CLUBS
Access Persons may not participate in investment clubs.

G. PROHIBITED TRANSACTIONS INVOLVING SECURITIES ISSUED BY PRUDENTIAL

All employees, including Access Persons, are prohibited from selling short including "short sales against the box" and from participating in any exchange traded options or futures transactions on any Prudential securities. Employees classified as Designated Persons are subject to additional restrictions relating to securities issued by Prudential. These requirements are outlined in SECTION III of this Policy.

H. PRECLEARANCE

Access Persons of PIM, QMA, American Skandia Investment Services, Inc. ("ASISI"), MBG and PI must preclear all personal securities transactions with the exception of those identified in SECTION V.P. below.(51),(52) See also
Exhibit 3 for a list of securities transactions requiring preclearance. Preclearance is also not required for both proprietary and non-proprietary subadvised mutual funds. All requests for preclearance must be submitted to the business unit compliance officer for approval using the automated preclearance
website  which  may  be  accessed   via
http://smartspreclearance.prudential.com/.(53),(54)

All approved orders must be executed by the close of business on the day in which preclearance is granted; provided however that approved orders for securities traded in foreign markets may be executed within two business days from the date preclearance is granted. If any order is not timely executed, a request for preclearance must be resubmitted.(55)

I. EXEMPTIONS

The following exemptions apply to the blackout periods, short-term trading profit rule, preclearance requirements and mutual fund 90-day holding period as noted below.(56)

-------------------
(51) For Access and Investment Persons, PSPP elections and purchases are exempt from preclearance. However, Designated Persons are subject to additional restrictions relating to PSPP. See Section V.I. for more details.
(52) As part of the preclearance process, Compliance will review the preclearance requests against the appropriate restricted lists that applies to the individual.
(53) Paper preclearance forms may be used for international units and in certain hardship cases. Paper Forms are available from the business unit compliance officer.
(54) Access Persons should submit their preclearance forms to the business unit compliance officer of the Complex to which they are deemed to have access.
(55) Exceptions to the requirement to resubmit preclearance requests may be granted in advance by the business unit compliance officer for unusual circumstances.
(56) In addition to the examples listed in the grid, exceptions by Prior Written Approval may be available in certain circumstances. This may include, purchases or sales of securities which receive prior written approval of the business unit compliance officer (such person having no personal interest in such purchases or sales), based on a determination that no conflict of interest is involved and that such purchases or sales are not likely to have any economic impact on any portfolio in the business unit or on its ability to purchase or sell securities of the same class or other securities of the same issuer. For purposes of the mutual fund 90-day holding period, only certain

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

============================================================================================================
                                                                                        MUTUAL FUND 90-DAY
TYPE OF ACCOUNT/SECURITY    SHORT SWING          BLACKOUT PERIODS     PRECLEARANCE(57)  HOLDING PERIOD
                            PROFIT RULE
-----------------------------------------------------------------------------------------------------------
Ineligible Securities (58)  Not Applicable       Not Applicable
                                                                       Required          Applies
-----------------------------------------------------------------------------------------------------------
Exercise of rights          Not Applicable       Not Applicable
issued by an issuer(59)                                                Required          Applies
-----------------------------------------------------------------------------------------------------------
De Minimis Transactions:    Not Applicable       Not Applicable        Required          Applies

1) Any trades, or series of
trades effected over a 30
calendar day period,
involving 500 shares or
less in the aggregate of
an equity security,
provided that the
securities are listed on
the New York Stock Exchange
or have a market
capitalization greater
than $1 billion, and the
Access Person has no prior
knowledge of activity in
such security by any portfolio
in the business  unit.(60)
2) Any fixed-income
securities  transaction,
or series of related
transactions  effected
over a 30 calendar day
period,  involving 100
units ($100,000 principal
amount) or less in the
aggregate,  IF the Access
Person has no prior
knowledge of transactions
in such security by any
portfolio in the business
unit.
-----------------------------------------------------------------------------------------------------------
                            Not                  Not                  Not               Not
Discretionary Accounts(61)  Applicable           Applicable           Required          Applicable
============================================================================================================

--------------------------------------------------------------------------------
limited exceptions will be approved including, but not limited to, hardships and extended disability and must be approved by the Business Unit Head and the PIM Chief Compliance Officer prior to execution. For purposes of this policy, Business Unit Head is defined as the executive in charge of Fixed Income Trading, QMA, Jennison, PI or his/her delegate. Delegation of this responsibility must be done in writing and submitted to the PIM Chief Compliance Officer.
(57) See also Exhibit 3 for more details regarding the securities transactions that require preclearance.
(58) Transactions in ineligible securities include purchases or sales of securities (or their equivalents) that are not eligible for purchase or sale by any portfolio in the business unit.
(59) Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.
(60) For certain limited transactions, Jennison has a different de minimis standard under its Code of Ethics.
(61) Purchases or sales of securities effected in any account over which the Access Person has no direct or indirect influence or control or in any account of the Access Person which is managed exclusively on a discretionary basis by a person other than such Access Person and with respect to which such Access Person does not in fact influence or control such transactions. Access Persons must provide written documentation that evidences he/she does not have authority to participate in the management of the account and the employee must give exclusive discretion to his/her broker or investment adviser. A copy of such Discretionary Account

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

===========================================================================================================
                                                                                        MUTUAL FUND 90-DAY
TYPE OF ACCOUNT/SECURITY    SHORT SWING          BLACKOUT PERIODS     PRECLEARANCE(57)  HOLDING PERIOD
                            PROFIT RULE
-----------------------------------------------------------------------------------------------------------
Index Options                Not Applicable      Not Applicable       Not               Not
on a Broad Based Index(63)                                            Required          Applicable
-----------------------------------------------------------------------------------------------------------
Unit Investment Trusts and   Applies to ETF's    Applies to ETF's     Required for      Applies - See
Open-End Mutual Funds,       other than those    other than those     ETF's other than  Section V.D.1.
including Exchange Traded    listed on Exhibit   listed on            those listed on
Funds ("ETF's")              10.                 Exhibit 10.          Exhibit 10.(64),(65)


                             Not Applicable for  Not Applicable for   Not required for
                             all other UIT's     all other UIT's and  all other UIT's
                             and Open-end funds. Open-end funds.      and Open-end funds.
-----------------------------------------------------------------------------------------------------------
Non-volitional Transactions
and Dividend Reinvestment    Not Applicable      Not Applicable
Plans                                                                 Not Required      Not Applicable
-----------------------------------------------------------------------------------------------------------
Automatic Investment/        Not Applicable.     Not Applicable.      Not required -    Not Applicable
Withdrawal Programs and      However, applicable However, applicable  However,
Automatic Rebalancing (66)   for transactions    for transactions     transactions that
                             that override any   that override any    override any pre-
                             pre-set schedule    pre-set schedule or  set schedule or
                             or allocation.      allocation.          allocation  must
                                                                      be precleared and
                                                                      reported to the
                                                                      Securities
                                                                      Monitoring Unit.
-----------------------------------------------------------------------------------------------------------
PSPP Transactions(67)        Applies only to     Applies only to      Required only for  Not Applicable
                             PSPP sales.         PSPP sales.          Prudential stock
                             Purchases made      Purchases made under sold under the
                             under PSPP are      PSPP are exempt.     PSPP. Elections
                             exempt.                                  and purchases made
                                                                      under the plan are
                                                                      exempt.
---------------------------------------------------------- ------------------------------------------------

--------------------------------------------------------------------------------
agreement must be sent to the business unit compliance officer which will be forwarded to the Securities Monitoring Unit for review and approval. Such Discretionary Accounts are required to be reported, however duplicate statements and trade confirmations are not required to be reported.

(62) See also Exhibit 3 for more details regarding the securities transactions that require preclearance.

(63) Any transactions in index options effected on a broad-based index as indicated in EXHIBIT 4.

(64) Preclearance is required for closed-end funds.

(65)  Options  on  exempt  ETF's  (i.e.,   those  ETF's  that  are  exempt  from
preclearance) are also exempt from preclearance.

(66) This includes purchases or sales of securities that are part of an automatic investment/withdrawal program or resulting from an automatic rebalancing. Transactions that override any pre-set schedule or allocation are subject to the blackout period and short swing profit rules and must be precleared and reported to the Securities Monitoring Unit.

(67) Additional PSPP restrictions and requirements apply to Designated Persons, see SECTION III.B.5.

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J. PERSONAL TRADE REPORTING

All Access Persons must participate in Prudential's Personal Trade Monitoring System as described in SECTION II of this Policy. In addition, all Access Persons must preclear all private securities transactions immediately and report completion of the transaction promptly, in any event not later than ten days following the close of each quarter in which the trade was executed. Forms to report such private securities transactions are available from your business unit compliance officer or the Securities Monitoring Unit.

K. PERSONAL SECURITIES HOLDINGS

Within ten days of becoming an Access Person, and thereafter on an annual basis, Access Persons (other than disinterested directors/trustees) must disclose their personal securities holdings. This report should include all holdings of private securities (e.g., limited partnership interests, private placements, etc.) and all holdings of proprietary and non-proprietary subadvised mutual funds. This includes those positions held in 401(k) Plans held at other companies, 529 Plans, variable insurance products and annuities, excluding money market funds and the Dryden Ultra Short Bond Fund. Security positions held in Discretionary Accounts, as defined in SECTION II.C.2., are not required to be reported. Holdings Reports must include information that is current within the previous 45 days of becoming an Access Person or submitting the annual Holdings Report. (See
EXHIBIT 6 for the Holdings Report Form.)

L. SERVICE AS A DIRECTOR

Consistent with Prudential policy, Investment Personnel are prohibited from serving on the board of directors of publicly traded companies, absent prior authorization from the business unit compliance officer based upon a determination that the board service would not be inconsistent with the interests of the investment company or other clients. In the limited instances that such board service may be authorized, Investment Personnel will be isolated from those making investment decisions affecting transactions in securities issued by any publicly traded company on whose board such Investment Personnel serves as a director through the use of a "Chinese Wall" or other procedures designed to address the potential conflicts of interest.

M. GIFTS

Consistent with Prudential's Gift and Entertainment Policy, Access Persons are prohibited from receiving any gift or other thing that would be considered excessive in value from any person or entity that does business with or on behalf of Prudential. Access Persons must comply with Company limits and reporting guidelines for all gifts and entertainment given and/or received.

N. CODE VIOLATIONS AND SANCTIONS

Access Persons and Supervised Persons are required to promptly report any known violations of the Code or this Policy to the business unit chief compliance officer. Reported violations and other exceptions to this Policy detected through internal monitoring will be provided to the business unit

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Chief  Compliance  Officer  or  his/her  designee  and the  Personal  Securities
Trading/Mutual Fund Code of Ethics Committee ("Committee"). The Committee, comprised of business unit executives, compliance and human resource personnel, will review all violations of this Policy. The Committee will determine any sanctions or other disciplinary actions that may be deemed appropriate.

O. REPORTS TO CLIENTS
The Board of Directors/Trustees of any investment company client will be provided, as requested by client or otherwise required by regulation, with an annual report which at a minimum:

*    Certifies that the investment adviser/portfolio management unit has adopted
     procedures   reasonably  necessary  to  prevent  its  Access  Persons  from violating this policy;

* Summarizes existing procedures concerning personal investing and any changes in the procedures made during the preceding year;

* Identifies material violations of this policy and sanctions imposed in response to those violations; and

* Identifies any recommended changes in existing restrictions or procedures based upon experience under the policy, evolving industry practices, or developments in applicable laws and regulations.


P. ADDITIONAL TRADING REQUIREMENTS FOR ACCESS PERSONS OF GLOBAL PORTFOLIO STRATEGIES INC. ("GPSI")

The following restrictions and requirements apply to all accounts in which GPSI Access Persons have a direct or indirect beneficial interest, including accounts of household members as described in SECTION II.C.4.

1.  INITIAL PUBLIC OFFERINGS
GPSI Access Persons must preclear purchases of initial public offerings of securities. For purposes of this policy, "initial public offerings of securities" do not include offerings of government or municipal securities. See
EXHIBIT 9 for a copy of the preclearance request form.

2.  PRIVATE PLACEMENTS
GPSI Access Persons are prohibited from personally acquiring any securities in a private placement without express prior approval. Such approval must be obtained from the business unit compliance officer, based on a determination that no conflict of interest is involved. See EXHIBIT 9 for a copy of the preclearance request form.

3.  RESTRICTED LISTS
GPSI Access Persons are restricted from purchasing or selling securities of the issuers on the GPSI Restricted List. This restriction applies to all accounts in which the associate is deemed to have a beneficial interest as listed above. GPSI Access Persons who hold GSPI Restricted List securities prior

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to the institution of this policy, becoming a GPSI Access Person or being placed on the GPSI Restricted List must obtain written approval from their business unit compliance officer prior to the sale of such securities.

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VI. TRADING RESTRICTIONS OF PRIVATE ASSET MANAGEMENT UNITS

A. BACKGROUND
The Advisers Act governs activities of officers, directors and employees of registered investment advisers. These rules set forth specific requirements relating to conflicts of interest and personal securities trading activity.

Rule 204A-1 under the Advisers Act requires each federally registered investment adviser to adopt a written code of ethics designed to prevent fraud by reinforcing fiduciary principles that govern the conduct of investment advisory firms and their personnel. In addition, the code must set forth specific requirements relating to personal trading activity including reporting transactions and holdings.

The code of ethics applies to all Supervised Persons of the adviser, including all "Access Persons" of the adviser. Under the rules, "Access Persons" are considered employees of the adviser who have access to client recommendations and trading activity. Based on this definition, Private-Side Associates (excluding employees of PMCC) would be considered "Access Persons" and be subject to the requirements of the rules due to their access to investment advisory client recommendations and trading activity. In addition, employees of Prudential Real Estate Fixed Income Investors ("PREFII") are considered Supervised Persons under the rules.

The Investment Adviser Code of Ethics ("Code"), as adopted by Prudential's registered investment advisers, includes the Personal Securities Trading Policy and the Statement of Policy Restricting Communication and the Use of Issuer-Related Information by Prudential Investment Associates ("Chinese Wall Policy"). Employees identified as Supervised Persons must comply with the Code, including this Policy. Compliance is responsible for notifying each individual who is subject to the Code. SECTIONS II and VI of this Policy set forth the requirements that are intended to enable Private-Side Associates to comply with Rule 204A-1.

B. CONFLICTS OF INTEREST

Prudential holds its employees to the highest ethical standards. Maintaining high standards requires a total commitment to sound ethical principles and Prudential's values. It also requires nurturing a business culture that supports decisions and actions based on what is right, not simply what is expedient. Management must make the Company's ethical standards clear. At every level, associates must set the right example in their daily conduct. Moreover, associates are encouraged to understand the expectations of the Company and apply these guidelines to analogous situations or seek guidance if they have questions about conduct in given circumstances.

All Private-Side Associates must act in accordance with the following general principles:

* It is the duty at all times to place the interests of investment advisory clients and investment company shareholders first.

* Private Side Associates should scrupulously avoid serving their own personal interests ahead of clients' interests in any decision relating to their personal investments.

* All personal securities transactions must be conducted in such a manner as to avoid

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     any actual or  potential  conflict  of interest or any abuse of an individual's position of trust and responsibility.

* Private-Side Associates must not only seek to achieve technical compliance with this Policy, but should strive to abide by its spirit and the principles articulated herein.

* Private-Side Associates may not take inappropriate advantage of their positions.

* Private-Side Associates must avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interest of clients, including, but not limited to the receipt of unusual investment opportunities, perquisites or gifts from persons doing or seeking business with their portfolios.

*    Private-Side Associates may not bunch a personal order with a client order.

* Private-Side Associate may not conduct personal business with brokers who execute trades for their portfolios.

C. REQUIREMENTS OF PRIVATE-SIDE ASSOCIATES

In addition to the personal securities trade reporting requirements set forth in
SECTION II of this Policy, all associates of Private Asset Management units of Prudential Investment Management ("PIM") are subject to certain trading restrictions as set forth below. The Private Asset Management units of PIM are as follows: Prudential Capital Group ("PCG"), Prudential Real Estate Investors ("PREI"), PREI's Merchant Banking Group ("MBG") and Prudential Mortgage Capital Company ("PMCC").(68) These individuals are referred to as Private-Side Associates throughout this Policy.

The following restrictions and requirements apply to all accounts in which Private-Side Associates have a direct or indirect beneficial interest, including accounts of household members as described in SECTION II.C.4.

Such restrictions apply to transactions in any securities accounts for which the associate maintains a beneficial interest, including the following:

*    Personal accounts;

*    Joint or tenant-in-common accounts in which the associate is a participant;

*    Accounts for which the associate acts as trustee, executor or custodian;

*    Accounts in which the associate's spouse has a beneficial interest;

* Accounts in which the associate's minor children or any dependent family member has a beneficial interest;

* Accounts over which the associate exercises control or has any investment discretion; and

* Accounts of any individual to whose financial support the associate materially contributes.

----------------
(68) MBG employees are also subject to additional restrictions as Access and Investment Persons under this Policy - see SECTION V.E. for more details.

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D. PRIVATE-SIDE MONITORED LIST & GLOBAL PRIVATE-SIDE MONITORED LIST

Under Prudential's Chinese Wall Policy, the Private Asset Management units are required to maintain a Private-Side Monitored List ("PSML") containing the names of publicly traded issuers about which they possess material nonpublic information. In addition, pursuant to a Chinese Wall Policy exception, MBG is required to maintain its own Global Private-Side Monitored List ("Global PSML"). All Private-Side Associates, with the exception of MBG employees, are restricted from purchasing or selling securities of the issuers on the PSML. Similarly, MBG employees are restricted from purchasing or selling securities of the issuers on the Global PSML. These restrictions apply to all accounts in which the associate is deemed to have a beneficial interest as listed above.

Associates should not, however, provide the PSML or the Global PSML to individuals outside of their business unit. The associate should instruct individuals who exercise control or have investment discretion over an account in which the associate has a beneficial interest to check with the associate prior to purchasing or selling any security for such account to ensure that no trade is placed in a security of an issuer on the PSML or the Global PSML.

If an issuer of a security is on the PSML or the Global PSML, respectively, the associate should instruct the individual exercising control over the account that he or she is prohibited from trading the security because of his or her employment with Prudential. In the case of a Discretionary Account (as defined in SECTION II.C.2.), the preceding rule does not apply and the associate must not discuss any security or issuer with the broker or investment adviser in advance of any trade. In addition, a copy of the signed Discretionary Account agreement must be sent to the Securities Monitoring Unit for review and approval.

Associates of Private Asset Management units may not advise a person not employed by Prudential, or a Prudential employee on the Public-Side of the Chinese Wall that a security is restricted because Prudential is in possession of material nonpublic information.

E. INVESTMENT CLUBS

All  associates  of  Private  Asset   Management   units  are  prohibited   from
participating in investment clubs.

F. MUTUAL FUND REPORTING AND TRADING RESTRICTIONS

Private-Side Associates are prohibited from market timing any proprietary mutual funds, as well as non-proprietary funds subadvised by Prudential, and must comply with any trading restrictions established by Prudential and its clients to prevent market timing of these funds.

To deter the market timing in proprietary and non-proprietary funds subadvised by Prudential, certain officers of PIM are required to hold any proprietary or non-proprietary subadvised mutual funds for a

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period of 90  days.(69)  Private-Side  Associates  are also  required  to report mutual fund transactions covered under this policy as described below.

1. MUTUAL FUND HOLDING PERIOD
Certain officers of PIM are required to hold proprietary and non-proprietary subadvised mutual funds, excluding money market funds or the Dryden Ultra Short Bond Fund, purchased for a period of 90 days.(70) Proprietary funds include JennisonDryden, Strategic Partners, Target, and American Skandia Advisor Funds ("American Skandia Funds"). Non-proprietary subadvised funds are defined in
EXHIBIT 8. Specifically, affected officers are prohibited from executing a purchase and a sale of the same proprietary or non-proprietary subadvised mutual fund during any 90-day period.(71) This restriction applies to accounts for these officers have a direct or indirect beneficial interest, including household members. See SECTION II.C.4. Profits realized on such transactions must be disgorged to the applicable mutual fund or client, or as otherwise deemed appropriate by the Personal Securities Trading/Mutual Fund Code of Ethics Committee ("Committee").(72)(,)(73)

2. POLICIES RELATING TO REPORTING AND TRADING MUTUAL FUNDS
Private-Side Associates are required to report all transactions of proprietary and non-proprietary subadvised mutual funds. This requirement applies to accounts for which Private-Side Associates have a direct or indirect beneficial interest, including household members. See SECTION II.C.4.

Private-Side Associates may hold and trade proprietary and non-proprietary subadvised mutual funds only through one of the authorized broker-dealers, directly with Prudential Mutual Fund Services ("PMFS"), or the Prudential Employee Savings Plan ("PESP").(74) However, non-proprietary subadvised funds may be traded directly with the fund provided that duplicate account statements and trade confirmations are sent directly to the Securities Monitoring Unit. For non-proprietary subadvised funds, Private-Side Associates must notify fund complexes within 10 business days of receipt of this policy requesting that duplicate statements and confirmations be forwarded to the Securities Monitoring Unit. Investment elections or transactions executed in the executive deferred compensation plans are not subject to this requirement.(75)

---------------------
(69) Public-Side Investment Personnel and other individuals who are specifically notified are also subject to the 90-day mutual fund holding period.

(70) These officers will be identified by the President of PIM in consultation with the PIM Chief Compliance Officer. The PIM Chief Compliance Officer will be responsible for maintaining the list and submitting any changes to the Securities Monitoring Unit of the Compliance Department.

(71) For the Prudential Employee Savings Plan, only exchanges of proprietary and non-proprietary subadvised funds are subject to the 90-day holding period. Purchases due to automatic payroll deductions and company match and automatic rebalancing transactions are exempt from this requirement.

(72) The Committee evaluates violations of the Policy and determines appropriate disciplinary action.

(73) Discipline and sanctions relating to violations occurring in the Prudential Employee Savings Plan or the Jennison Savings or Pension Plans will be determined separately by the Personal Securities Trading/Mutual Fund Code of Ethics Committee.

(74) Mutual fund transactions executed through PMFS and PESP will be sent to the Securities Monitoring Unit through a daily electronic trading feed.

(75) Prudential's deferred compensation plans (including The Prudential Insurance Company of America Deferred Compensation Plan) are not susceptible to market timing due to the fact that the plans only permit one transaction per month. Therefore, transactions in these plans are exempt from both the 90-day holding period and reporting requirements.

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Private-Side Associates must notify the Securities Monitoring Unit of any mutual fund accounts. This also includes accounts of all household members, 401(k) Plans held at other companies, 529 Plans, variable insurance products and annuities held directly with the fund or through another company or service provider for all proprietary and non-proprietary subadvised mutual funds.(76) In addition, Private-Side Associates must contact these funds to request that duplicate statements and confirmations of mutual fund trading activity be sent to the Securities Monitoring Unit. A sample letter to a brokerage firm is provided as EXHIBIT 1 to this Policy.

G. PERSONAL SECURITIES HOLDINGS

Within ten days of becoming a Private-Side Associate, and thereafter on an annual basis, Private-Side Associates (other than disinterested directors/trustees) must disclose their personal securities holdings. This report should include all holdings of private securities (e.g., limited partnership interests, private placements, etc.) and all holdings of proprietary and non-proprietary subadvised mutual funds. This includes those positions held in 401(k) Plans at other companies, 529 Plans, variable insurance products and annuities, excluding money market funds and the Dryden Ultra Short Bond Fund. Security positions held in Discretionary Accounts, as defined in SECTION
II.C.2., are not required to be reported. Holdings Reports must include information that is current within the previous 45 days of becoming an Access Person or submitting the annual Holdings Report. (See EXHIBIT 6 for the Holdings Report Form.)

H. PRIVATE PLACEMENTS

Private-Side Associates are prohibited from personally acquiring any securities in a private placement without express prior approval. Such approval must be obtained from the business unit compliance officer (such person having no personal interest in such purchases or sales), who may consult with the local business unit head when reviewing the request. Approval will be granted based on a determination that no conflict of interest is involved. See EXHIBIT 9 for a copy of the preclearance request form.



I. INITIAL PUBLIC OFFERINGS

Private-Side Associates must preclear all purchases of initial public offerings of securities. For purposes of this policy, "initial public offerings of securities" do not include offerings of government or municipal securities. See
EXHIBIT 9 for a copy of the preclearance request form.

-----------------------
(76) Certain exceptions may be granted for the proprietary and non-proprietary mutual fund reporting and holding requirements, where funds are held in 401(k) and 529 Plans and in variable insurance and annuity products held through companies other than Prudential, the fund transfer agent or one of the authorized broker-dealers. Access and Investment Persons should contact their local compliance officer to request an exception.

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J. ADDITIONAL RESTRICTIONS FOR CERTAIN UNITS

1. REAL ESTATE UNITS
To ensure compliance with ITSFEA and to prevent actual and apparent conflicts of interest in the Private Asset Management Real Estate units, all associates of PREI, PMCC and MBG who are located in the U.S. (and functional associates who are co-located with these units) are prohibited from purchasing interests in publicly-traded real estate investment trusts ("REITs") and real estate-related securities.

PIM Compliance maintains a list of real estate security issuers in the PIM Compliance Library, accessible via Lotus Notes. Please note however, that this prohibition applies to all REITs and real estate-related securities, whether they are on the list or not.

Associates who hold REIT securities or real estate securities prior to the institution of this policy or joining PREI, PMCC or MBG must obtain written approval from PIM Compliance prior to the sale of such securities. Associates of the Private Asset Management Real Estate units will be permitted to purchase shares of open-end mutual funds that invest in REITs or real estate securities.

2. PREI - PRUDENTIAL RETIREMENT REAL ESTATE FUND RESTRICTIONS  ("PRREF")

PREI employees, as well as certain other individuals who have been specifically notified, collectively called "PRREF Covered Individuals", are subject to special restrictions and requirements relating to PRREF. PRREF Covered Individuals are subject to the PRREF trading window and blackout period procedures. PRREF Covered Individuals are only permitted to execute PRREF transactions during a PRREF open trading window. In addition, PRREF Covered Individuals must preclear PRREF related transactions executed under PESP and the Deferred Compensation Plans through PREI Compliance - see EXHIBIT 11 for the PRREF Preclearance Form and EXHIBIT 12 for the PESP Requirements for PRREF Covered Individuals. Approved transactions must be executed prior to the closing of the PRREF trading window for that period. Compliance will send PRREF trading window and blackout period notices to all PRREF Covered Persons.

3. PRUDENTIAL CAPITAL GROUP
To insure compliance with ITSFEA and to prevent actual or apparent conflicts of interest in PCG, all associates of PCG (and functional associates who support
PCG) are prohibited from purchasing securities of companies listed on PCG's 90 Day Pricing Summary Update for Public Companies (90 Day Pricing List). In addition, PCG employees who have access to information about investment advisory client transactions and holdings involving public securities are prohibited from trading the securities of those publicly traded issuers.

PIM Compliance maintains the PCG 90-day Pricing list in the PIM Compliance Library, accessible via Lotus Notes.

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VII. POLICY FOR PRUDENTIAL EQUITY GROUP LLC

A. ASSOCIATED PERSONS' SECURITIES ACCOUNTS

1. TRADE MONITORING AT PEG
In addition to the requirements of ITSFEA and the NASD Conduct Rules, PEG is required by New York Stock Exchange rules to review transactions in all accounts of its associated persons and their family members. To ensure compliance with these requirements, PEG associates are prohibited from opening or maintaining any "employee account or employee-related account," as defined below, at a firm other than the following authorized broker-dealers: Wachovia Securities, Charles Schwab, E*Trade and Fidelity Investments. (Note: Monitored employees of other Prudential business groups may also open accounts with Pruco Securities and Merrill Lynch. These options are not available to PEG associates.) Prudential has arranged to obtain electronic feeds of all trading data in accounts with the authorized firms. In addition, paper monthly statements must also be submitted to PEG Compliance.

Exceptions to this policy will be granted only in unusual circumstances. Any exception to this policy requires the prior written approval of the associate's supervisor and the PEG Compliance Department. In those cases where accounts are approved to be held at an unauthorized firm, the Compliance Department will make arrangements to have duplicate copies of all confirmations and monthly statements sent to the associate's supervisor and the Compliance Department. Exceptions may be granted for "employee-related accounts" in rare circumstances where the employee can demonstrate that he or she has no financial interest in such account.

B. DEFINITION OF  "EMPLOYEE ACCOUNT" AND "EMPLOYEE RELATED ACCOUNT"

"Employee   accounts"  include  the  following   securities  and/or  commodities
accounts:

*    Any personal account of an employee;

*    Any joint or tenant-in-common in which the employee is a participant;

* Any account for which the employee acts as the trustee, executor or custodian;

* Any account over which the employee has investment discretion or otherwise can exercise control (other than non-related client's accounts over which associates have investment discretion - Note: PEG trading personnel are not permitted to exercise discretion over client accounts); and

*    Any  other   account  in  which  an  employee  is  directly  or  indirectly financially interested.

"Employee-related accounts" include the following securities and/or commodities accounts:

*    Accounts of the employee's spouse;

*    Accounts of the employee's minor and/or any dependent family members; and

* Accounts of any individual to whose financial support the employee materially contributes.

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C. INVESTMENT CLUBS

PEG sales, trading, research and/or investment associates are not permitted to participate in Investment Clubs. Other associates must contact the PEG Compliance Department if they wish to participate in an Investment Club. An Investment Club account will be considered an Employee Account for purposes of this Policy and must be maintained at one of the authorized broker-dealers.

D. PERSONAL TRADING RESTRICTIONS

1. PURCHASES OF PUBLIC EQUITY OFFERINGS
All PEG associates must comply with NASD Rule 2790 as set forth in SECTION IV.B of this Policy. This includes a prohibition on purchasing new equity offerings directly from a syndicate member.

2. PRIVATE SECURITIES TRANSACTIONS
In accordance with NASD Rule 3040, all associates of PEG must notify the PEG Compliance Department, in writing, and obtain written approval from the broker-dealer, prior to engaging in any private securities transaction. Private securities transactions include, but are not limited to, transactions in unregistered offerings of securities, and purchases or sales of limited partnership interests.

3. ANNUAL COMPLIANCE TRAINING
The NASD/NYSE Joint Memorandum on Chinese Wall Policies and Procedures (NASD Notice to Members 91-45) provides that firms which do not conduct investment banking research or arbitrage activities still must have "reasonable procedures for the education and training of its associates about insider trading" in order to be in compliance with ITSFEA. Consistent with this Notice, PEG covers insider trading issues with applicable associates as part of its annual training program.

4. 24 - HOUR RESEARCH REPORT RESTRICTION
PEG associates are prohibited from effecting transactions in a company's securities when PEG initiates coverage of the company, or upgrades or downgrades a research opinion or recommendation. This prohibition generally applies for a 24-hour period after the release of the research. If the investing public has had time to receive and react to the release of the research report, the 24-hour restriction may be shortened by the Compliance Department. The 24-hour rule becomes effective when the research is issued.

PEG associates are also prohibited from engaging in transactions in a security when the associate knows that a research report relating to the security is in preparation.

Securities subject to the 24-hour rule appear on PEG's Restricted List. Although only the symbol for the common stock may be indicated on the Restricted List, all related securities (including common and preferred stock, convertibles, options, warrants and rights) of the companies listed (and debt securities, if indicated) are subject to restriction.

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E. RESTRICTED LIST

PEG's Restricted List is a confidential list of securities that are subject to certain research, sales and trading restrictions. Securities may be placed on the Restricted List for a variety of reasons designed to ensure compliance with regulatory requirements and Company policy. For example, as stated above, securities that are subject to the 24-hour rule are placed on the Restricted List. Employees may not purchase or sell securities for their personal accounts if such transactions are prohibited by the Restricted List. Although only the symbol for the common stock may be indicated on the Restricted List, all securities from the same issuer (including common and preferred stock, convertibles, options, warrants and rights of the companies listed (and debt securities, if indicated)) are subject to restriction.

F. ADDITIONAL TRADING RESTRICTIONS FOR CERTAIN PEG DEPARTMENTS

1. TRADING RESTRICTIONS
A. RESEARCH DEPARTMENT
Personal trading by Research Analysts is subject to the requirements and restrictions set forth in the EQUITY RESEARCH MANUAL available on the Compliance
page       of       the       Capital        Markets        Intranet       site.
HTTP://PSIBRANCH.CS.PRUSEC.COM/COMPLIAN/CAPITAL.HTM. All questions should be referred to the PEG Compliance Department.

B. TRADING DEPARTMENT
Trading Department associates must preclear trades of all equity securities.

For securities over which the Trading Department has trading or market-making responsibility, an employee of the Trading Department may not sell any such security that (s)he has purchased within the prior 30 calendar days or purchase any such security that (s)he had sold within the prior 30 calendar days. Under very limited circumstances, exceptions to this 30-day holding period may be granted by obtaining prior written approval from the Compliance Department.

2. PRECLEARANCE PROCEDURES
All requests for preclearance must be submitted to the Business Unit head and PEG Compliance for approval. All approved orders must be executed by the close of business on the day preclearance is granted.

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1/9/2006 Version
EXHIBITS
EXHIBIT 1 - SAMPLE LETTER TO BROKERAGE FIRM


TO:      Broker-Dealer


         RE:    Account #:
                Date of Establishment:

Dear Sir/Madam:

Please furnish to Prudential Financial, Inc. ("Prudential"), copies of all trade confirmations and account statements with respect to all transactions for the above listed account(s). Please include all transactions in shares of unit investment trusts, exchange traded funds and all closed-end mutual funds.

Copies of these confirmations and statements should be sent to Prudential, as trades are effected, addressed as follows:

                  Prudential Financial, Inc.
                  Compliance Department
                  P.O. Box 919 Newark, NJ 07101-9998

This request is being made pursuant to Rule 3050 of the Conduct Rules of the NASD and/or Rule 204-2(a) of the Investment Advisers Act, as applicable.

                                                Very truly yours,


cc:      Ellen McGlynn Koke,
         Vice President, Securities Compliance
         Compliance Department

===============================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 47

1/9/2006 Version

EXHIBIT 2A - ACKNOWLEDGMENT OF THE PERSONAL SECURITIES TRADING POLICY - US

For employees  required to report their  transactions  in SMARTS as described in
SECTION II of this policy, please complete the following acknowledgment and send it to:

                  Prudential Financial, Inc.
                  Compliance Department
                  P.O. Box 919 Newark, NJ 07101-9998

I have read and understand the Personal Securities Trading Policy and have and will continue to comply in all respects with the rules contained therein.

I confirm that I have instructed in writing all brokers for all securities accounts in which I maintain a beneficial interest, as described below, to send duplicate copies of all confirmations covering any transactions AS TRADES ARE EFFECTED and all account statements to the address listed above. I understand that for accounts maintained at Charles Schwab, E*Trade, Merrill Lynch, Fidelity Investments, Pruco Securities, Wachovia Securities or Computershare, as well as Discretionary Accounts as defined in Section II.C.2., I do not need to contact these brokers in writing. Beneficial interest includes the following:

     *    personal accounts;
     *    accounts in which my spouse has a beneficial interest;**
     * accounts in which my minor children or any dependent family member has a beneficial interest;**
     *    joint or tenant-in-common accounts in which I am a participant;
     *    accounts for which I act as trustee, executor or custodian;
     *    accounts over which I exercise control or have investment  discretion;
          and
     * accounts of any individual to whose financial support I materially contribute.

** Due to applicable laws, employees located in Japan are not required to disclose or report information regarding accounts for which a spouse, dependent family member and/or minor child has a beneficial interest.

Set forth below (and on accompanying pages if necessary) is a list of all such accounts (including my Discretionary Accounts and accounts held at Charles Schwab, E*Trade, Merrill Lynch, Fidelity Investments, Pruco Securities, Wachovia Securities and Computershare) indicating the individual holding the account, the social security number of that individual, the name of the institution, and the account number. I understand that I must promptly advise the Compliance Department of any change in this information or changes to my previously reported Discretionary Account agreements or circumstances surrounding these Discretionary Accounts and that I cannot influence or control trades in Discretionary Accounts. I understand that if I have been classified as a Covered or Access Person that in the event circumstances change for an account for which I have been granted an exception to maintain at a non-

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 48

1/9/2006 Version

authorized brokerage firm, I must notify the Compliance Department immediately and request that the account be reviewed in light of the changed circumstances.

-----------------------------               ------------------------------
Full Name of Employee                       Business Unit/Location

-----------------------------               ------------------------------
Signature                                             Date

----------------------------------
Social Security Number of Employee

LIST OF ALL ACCOUNTS

-------------------------------------- -----------------------------------------
      Name of            Social                Name of            Account
     Individual      Security Number         Institution          Number
-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 49

EXHIBIT 2B - ACKNOWLEDGMENT OF THE PERSONAL SECURITIES TRADING POLICY - INTERNATIONAL

I have read and understand the Personal Securities Trading Policy and have and will continue to comply in all respects with the rules contained therein.

I confirm that, where applicable, I have instructed in writing all brokers for all securities accounts in which I maintain a beneficial interest, as described below, to send duplicate copies of all confirmations covering any transactions AS TRADES ARE EFFECTED and all account statements to the address listed below. I confirm that in cases where the broker cannot forward account information to Prudential that I will provide copies of all confirmations and account statements to Prudential in a timely manner.

                  Prudential Financial, Inc.
                  Compliance Department
                  P.O. Box 919 Newark, NJ 07101-9998
                  USA

I understand that for accounts maintained at Charles Schwab, E*Trade, Merrill Lynch, Fidelity Investments, Pruco Securities, Wachovia Securities or Computershare, as well as Discretionary Accounts as defined in Section II.C.2., I do not need to contact these brokers in writing. Beneficial interest includes the following:

     *  personal accounts;
     *  accounts in which my spouse has a beneficial interest;**
     * accounts in which my minor children or any dependent family member has a beneficial interest;**
     *  joint or tenant-in-common accounts in which I am a participant;
     *  accounts for which I act as trustee, executor or custodian;
     *  accounts over which I exercise  control or have  investment  discretion;
        and
     * accounts of any individual to whose financial support I materially contribute.

** Due to applicable laws, employees located in Japan are not required to disclose or report information regarding accounts for which a spouse, dependent family member and/or minor child has a beneficial interest.

Set forth below (and on accompanying pages if necessary) is a list of all such accounts (including my Discretionary Accounts and accounts held at Charles Schwab, E*Trade, Merrill Lynch, Fidelity Investments, Pruco Securities, Wachovia Securities and Computershare) indicating the individual holding the account, the social security number of that individual (if applicable), the name of the institution, and the account number. I understand that I must promptly advise the Compliance Department of any change in this information or changes to my previously reported Discretionary Account agreements or circumstances surrounding my Discretionary Accounts and that I cannot influence or control trades in Discretionary Accounts. I understand that if I have been

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 50

1/9/2006 Version

classified as a Covered or Access Person that in the event circumstances change for an account for which I have been granted an exception to maintain at a non-authorized brokerage firm, I must notify the Compliance Department immediately and request that the account be reviewed in light of the changed circumstances.

-----------------------------               ------------------------------
Full Name of Employee                       Business Unit/Location

-----------------------------               ------------------------------
Signature                                                 Date

----------------------------------
Social Security Number of Employee (if available)

LIST OF ALL ACCOUNTS

-------------------------------------- ---------------------------------------
    Name of       Social Security Number       Name of       Account
  Individual         (if available)          Institution     Number
-------------------------------------- ---------------------------------------


------------------------------------------------------------------------------

------------------------------------------------------------------------------



================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 51

1/9/2006 Version

EXHIBIT 3 - COMPLIANCE AND REPORTING OF PERSONAL TRANSACTIONS

====================================================================================================================================
INVESTMENT           SUB-CATEGORY                              REPORTABLE    REQUIRES PRE-CLEARANCE     COMMENTS
CATEGORY/METHOD                                                (YES/NO)      FOR ACCESS AND
                                                                             INVESTMENT PERSONNEL (77)
====================================================================================================================================
Bonds                 ABS                                       Yes          Yes
                      Agency                                    Yes          Yes
                      CMO's                                     Yes          Yes
                      Convertibles                              Yes          Yes
                      Corporates                                Yes          Yes
                      MBS                                       Yes          Yes
                      Municipals                                Yes          Yes
                      Public Offerings                          Yes          Yes
                      Treasury Bills, Notes, Bonds              No           No
---------------------------------- -------------------------------------------------------------------------------------------------
Stocks                Common                                    Yes          Yes                        Private-Side Associates must
(Purchases and        Optional Dividend Reinvestments           Yes          Yes                        must preclear initial public
sales of              Preferred                                 Yes          Yes                        offerings of securities,
Individual Stocks)    Public Offerings (Initial & Secondary)    Yes          Yes                        see SECTION VI.I.
                      Rights                                    Yes          Yes
                      Warrants                                  Yes          Yes
                      Automatic Dividend Reinvestments          No           No
---------------------------------- -------------------------------------------------------------------------------------------------
Private Placements                                              Yes          Yes                        Private-Side Associates must
including                                                                                               preclear private placement
Limited Partnerships                                                                                    transactions, see
                                                                                                        SECTION VI.H.
---------------------------------- -------------------------------------------------------------------------------------------------
Open End Mutual       Proprietary                               No           See rules below for Access Transactions of the
Funds                 Non Proprietary                           No           and Investment Persons.    Prudential Financial, Inc.
                      Prudential Financial, Inc.                Yes          Designated Persons must    Common Stock Fund
                      Common Stock Fund                                      preclear all transactions  executed in the PESP plan
                                                                             in Prudential securities.  are fed electronically
                                                                                                        to SMARTS.
---------------------------------- -------------------------------------------------------------------------------------------------
Open End Mutual        Exchange Traded Funds                    Yes          Yes, see Comments          ETF's registered as open end
Funds - For Investment Proprietary Non-Money Market             Yes          No                         mutual funds must be
Personnel, Access      Non-proprietary subadvised Non-Money     Yes          No                         precleared, except as noted
Persons and            Market Proprietary and Non-Proprietary                                           in Exhibit 10. Proprietary
Private-Side           Off-Shore Funds                          Yes          No                         Funds include Jennison/
Associates             Money Market Funds                                                               Dryden, Strategic Partners,
                       Non Affiliated                           No           No                         Target, and American Skandia
                                                                No           No                         Advisor funds. A list of
                                                                                                        non-proprietary subadvised
                                                                                                        funds can be found in
                                                                                                        Exhibit 8.
------------------------------------------------------------------------------------------------------------------------------------

------------------
(77) Designed Persons must preclear transactions in Prudential securities, See
Section III.B.%. for more details.

1/9/2006 Version

====================================================================================================================================
INVESTMENT           SUB-CATEGORY                              REPORTABLE    REQUIRES PRE-CLEARANCE     COMMENTS
CATEGORY/METHOD                                                (YES/NO)      FOR ACCESS AND
CONTINUED                                                                    INVESTMENT PERSONNEL (78)
====================================================================================================================================
Closed End Funds &    Affiliated Funds                         Yes            Yes                       ETF's registered as unit
Unit Investments      Affiliated Unit Investment Trusts        Yes            No, see Comments          investment trusts must be
Trusts                Non-Affiliated Funds                     Yes            Yes                       precleared, except as noted
                      Non-Affiliated Unit Inv. Trusts          Yes            No, see Comments          in Exhibit 10.
----------------------------------------------------------------------------------------------------------------------------------
Derivatives           Any Exchange Traded, NASDAQ,                                                      Options on indexes must be
                      or OTC Option or Future Including                                                 precleared except as noted
                      But not Limited To:                                                               in Exhibit 5. Options on
                      Security Futures/Single Stock Futures    Yes            Yes, see Comments         exempt ETF's are also exempt
                      All other Futures (Including Financial   No             No, see Comments          from preclearance. - See
                        Futures)                                                                        Exhibit 10.
                      Options on Foreign Currency
                      Options on Futures                       Yes            Yes
                      Options on Indexes                       Yes            Yes                       PAMCO NFA Associated Persons
                      Options on Securities                    Yes            Yes, see Comments         must preclear all futures
                                                               Yes            Yes                       transactions as per the
                                                                                                        PAMCO Compliance Manual.
----------------------------------------------------------------------------------------------------------------------------------
Foreign Currency                                               No             No                        Exchanges made for personal
                                                                                                        travel are not reportable.
----------------------------------------------------------------------------------------------------------------------------------
Commodities           Other Commodities                        No             No
---------------------------------- -------------------------------------------------------------------------------------------------
Annuities & Life      Affiliated                               Yes**          No                        ** Investment Personnel,
Insurance Contracts   Non Affiliated                           Yes**          No                        Access Persons and Private-
w/Investment                                                                                            Side Associates must report
Components (e.g.                                                                                        transactions of both
Variable Life)                                                                                          affiliated and non-
                                                                                                        affiliated variable life
                                                                                                        and annuities contracts
                                                                                                        where the underlying
                                                                                                        investment components
                                                                                                        invest in proprietary
                                                                                                        and/or subadvised
                                                                                                        non-proprietary mutual
                                                                                                        funds. In addition, any
                                                                                                        underlying sub-account
                                                                                                        transactions are also
                                                                                                        reportable.
------------------------------------------------------------------------------------------------------------------------------------

---------------
(78) Designated Persons must preclear transactions in Prudential securities, see Section III.B.5. for more details.

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 53

====================================================================================================================================
INVESTMENT           SUB-CATEGORY                              REPORTABLE    REQUIRES PRE-CLEARANCE     COMMENTS
CATEGORY/METHOD                                                (YES/NO)      FOR ACCESS AND
CONTINUED                                                                    INVESTMENT PERSONNEL (79)
====================================================================================================================================
Stock or Option
Bonus Awards                                                                                            Prudential employee stock
                                                                                                        or option bonus awards and
Prudential Employees  Shares or Options received as part of                                             subsequent transactions
                        Compensation                                                                    (i.e., option exercises and
                      Receipt of grant, including Options,                                              sales of RS, RSU's and PS)
                      Restricted Stock ("RS"),                 Yes,           No                        are electronically
                      Restricted Stock Units ("RSU's")         see Comments                             reported to the Securities
                      or Performance Shares ("PS")                                                      Monitoring Unit.
                      Exercise of Employee Stock               Yes, see       Yes
                        Options                                Comments                                 For Non-employee option
                      Sale of RS, RSU's or PS                  Yes, See                                 bonus awards, the receipt is
                                                               Comments                                 not reportable. However, the
(Non-Pru Employee/                                                                                      receipt of a stock award is
Household Member)    Options received as part                                                           reportable.  The sale of
                         of Compensation                       No             Yes                       stock or the exercise of an
                     Shares received as part                                                            option is a reportable
                         of  Compensation                      Yes            No                        event.

                     Exercise of Employee Stock Options        Yes            Yes
                     Sale of Stock Received                    Yes            Yes
------------------------------------------------------------------------------------------------------------------------------------
PSPP Transactions                                              Yes            Only sales of PRU        PSPP elections and purchases
                                                                              stock in the PSPP        do not have to be precleared.
                                                                              must be precleared.      For Designated Persons,
                                                                                                       additional rules apply.
------------------------------------------------------------------------------------------------------------------------------------
Gifts                                                                                                   For non-Prudential
                                                                                                        securities, a gift given to
Prudential            Gifts given and received                 Yes            Yes                       a charity is reportable,
securities                                                                                              however, the receipt of a
                                                                                                        gift is not a reportable
All other gifts       Given by Employee - Bonds and/or         Yes            Yes                       transaction under the
                      Stock                                                                             Personal Securities
                      Received by Employee - Bonds and/or                                               Transaction Policy. Please
                      Stock                                    No             No                        see the Gift and
                                                                                                        Entertainment Policy for
                                                                                                        additional reporting
                                                                                                        requirements for gifts.
----------------------------------------------------------------------------------------------------------------------------------

---------------
(79) Designated Persons must preclear transactions in Prudential securities, see Section III.B.5. for more details.

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 54

1/9/2006 Version

EXHIBIT 4 - PESP REQUIREMENTS RELATING TO DESIGNATED PERSONS

================================================================================
 PESP TRANSACTIONS       OPEN TRADING WINDOWS              BLACKOUT PERIODS
                                                       (CLOSED TRADING WINDOWS)
================================================================================
TRANSFERS/EXCHANGES      Permitted - Preclearance            Prohibited
into or out of the PFI   required
Common Stock Fund
--------------------------------------------------------------------------------
ALLOCATION CHANGES to    Permitted - Preclearance            Prohibited
future contributions     required
involving the PFI
Common Stock Fund
--------------------------------------------------------------------------------
AUTOMATIC REBALANCING    Permitted - Preclearance            Prohibited
ELECTIONS affecting      required
the PFI Common Stock
Fund(80)
--------------------------------------------------------------------------------
ON-DEMAND REBALANCING    Permitted - Preclearance            Prohibited
affecting the PFI        required
Common Stock Fund(78)
-------------------------------------------------------- -----------------------
                         Permitted - Preclearance required   Prohibited
LOAN INITIATIONS         if funds will be taken from OR upon
                         repayment invested in the PFI Common
                         Stock Fund
--------------------------------------------------------------------------------
                         Permitted - Preclearance required   Permitted if funds,
SINGLE LUMP SUM          if funds will upon repayment be     upon repayment,
REPAYMENTS               invested n the PFI Common Stock     will not be
                         Fund                                invested in the
                                                             PFI Common Stock
                                                             Fund

                                                             Otherwise
                                                             Prohibited
--------------------------------------------------------------------------------

--------------
(80) There are two types of rebalancing features, automataic (quarterly) and on-demand (ad hoc at your request), which may be used so your current PESP account is rebalanced to reflect your designated target investment allocation. Designated Persons may elect automatic rebalancing upon preclearance during an open trading window even though rebalancing may occur during a blackout period.

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 55

1/9/2006 Version

================================================================================
 PESP TRANSACTIONS       OPEN TRADING WINDOWS              BLACKOUT PERIODS
    (CONTINUED)                                        (CLOSED TRADING WINDOWS)
================================================================================

                        Permitted - Preclearance required   Permitted if you
CATCH-UP CONTRIBUTIONS  if you are currently allocating     are NOT currently
(generally available    funds to the PFI Common Stock Fund  allocating funds
for those age 50 and    OR if your current before-tax       to the PFI Common
older who meet the      contribution rate is less than 4%   Stock Fund AND
PESP rules)             and you are receiving Company       if your current
                        Matching Contributions (see         before-tax
                        Footnote 2)                         contribution rate
                                                            is 4% or greater

                                                            Also permitted
                                                            regardless of your
                                                            before-tax
                                                            contribution rate,
                                                            if you are NOT
                                                            currently allocating
                                                            funds to the PFI
                                                            Common Stock Fund
                                                            AND if you are NOT
                                                            receiving Company
                                                            Matching
                                                            Contributions.(81)

                                                            Otherwise Prohibited
--------------------------------------------------------------------------------
GOALMAKER ELECTIONS  Permitted - Preclearance required    Permitted if you are
                     if you currently allocating funds    NOT currently
                     to the PFI Common Stock Fund         allocating funds to
                     OR if any of your assets (other      the PFI Common Stock
                     than the company directed match)     Fund AND if none of
                     are invested in the PFI Common       your assets (other
                     Stock Fund                           than the company
                                                          directed match) are
                                                          invested in the PFI
                                                          Common Stock Fund

                                                          Otherwise Prohibited
--------------------------------------------------------------------------------
DISBURSEMENTS from    Permitted - Preclearance required   Prohibited from the
the PFI Common Stock                                      PFI Common Stock Fund.
Fund (including                                           However, you MAY
Hardship and                                              receive a disburse-
In-Service                                                ment from your other
withdrawals)                                              PESP investments,
                                                          contact PESP using the
                                                          phone numbers below
                                                          for more information.
-------------------------------------------------------- -----------------------

EMPLOYEE STOCK        Permitted - Preclearance            Prohibited
OWNERSHIP PLAN        required(82)
(ESOP) DIVIDEND
ELECTIONS
--------------------------------------------------------------------------------
================================================================================
 PESP TRANSACTIONS       OPEN TRADING WINDOWS              BLACKOUT PERIODS
    (CONTINUED)                                        (CLOSED TRADING WINDOWS)
================================================================================
Changing your AFTER-   Permitted - Preclearance          Prohibited if you are
TAX CONTRIBUTION RATE  required if you are               allocating after-tax
                       allocating after-tax funds        funds to the PFI Common
                       to the PFI Common Stock Fund      Stock Fund

                                                         Otherwise Permitted
-------------------------------------------------------- -----------------------
Changing your BEFORE-  Permitted - Preclearance required Prohibited
TAX CONTRIBUTION RATE
AND currently allocating
before-tax funds into
the PFI Common Stock
Fund
-------------------------------------------------------- -----------------------
Changing your BEFORE-  Permitted - Preclearance required Prohibited if you
TAX CONTRIBUTION RATE  if you are receiving Company      are receiving
IF your  current       Matching Contributions(66)        Company Matching
contribution rate                                        Contributions(66)
is less than 4%

                                                         Otherwise Permitted

--------------------------------------------------------------------------------
Raising your BEFORE-   Permitted - Preclearance IS       Permitted
TAX CONTRIBUTION RATE  NOT required
IF your current
contribution rate
is 4% or greater AND
you are not currently
allocating before-tax
funds into the PFI
Common Stock Fund
--------------------------------------------------------------------------------
Lowering your BEFORE-  Permitted - Preclearance is       Prohibited if you are
TAX CONTRIBUTION RATE  required if you are lowering      lowering 4% AND
IF your current        the rate below 4% AND receiving   receiving Company
contribution rate is   Company Matching Contributions    Matching Contributions
4% or  greater AND     (66)                              (66)
you are not currently
allocating  before-
tax  funds the PFI
Common Stock Fund                                        Otherwise Permitted

-------------------------------------------------------- -----------------------

1/9/2006 Version

EXHIBIT 5 - INDEX OPTIONS ON A BROAD-BASED INDEX THAT ARE EXEMPT FROM
PRECLEARANCE

    TICKER SYMBOL               DESCRIPTION
------------------------------------------------------------------------------
DJX                       Dow Jones Industrial (30) Average
------------------------- ----------------------------------------------------
GTC                       GSTI (Goldman Sachs 178 Technology Companies)
------------------------- ----------------------------------------------------
MID                       S&P Midcap 400 Open/Euro Index
------------------------- ----------------------------------------------------
MNX                       CBOE Mini-NDX (1 tenth value of NDX Index)
------------------------- ----------------------------------------------------
NFT                       MSCI Multinational Company Index (50 US Stocks)
------------------------- ----------------------------------------------------
NIK                       Nikkei 300 Index CI/Euro
------------------------- ----------------------------------------------------
OEX                       S&P 100 Close/Amer Index
------------------------- ----------------------------------------------------
RAG                       Russell 3000 Growth
------------------------- ----------------------------------------------------
RAV                       Russell 3000 Value
------------------------- ----------------------------------------------------
RDG                       Russell MidCap Growth
------------------------- ----------------------------------------------------
RLG                       Russell 1000 Growth
------------------------- ----------------------------------------------------
RLV                       Russell 1000 Value
------------------------- ----------------------------------------------------
RMC                       Russell MidCap
------------------------- ----------------------------------------------------
RMV                       Russell Midcap Value
------------------------- ----------------------------------------------------
RUA                       Russell 3000
------------------------- ----------------------------------------------------
RUI                       Russell 1000 Index
------------------------- ----------------------------------------------------
RUJ                       Russell 2000 Value
------------------------- ----------------------------------------------------
RUO                       Russell 2000 Growth
------------------------- ----------------------------------------------------
RUT                       Russell 2000 Open/Euro Index
------------------------- ----------------------------------------------------
SML                       S&P Small Cap 600
------------------------- ----------------------------------------------------
SPL                       S&P 500 Long-Term Close
------------------------- ----------------------------------------------------
SPX                       S&P 500 Open/Euro Index
------------------------- ----------------------------------------------------
TXX                       CBOE Technology Index (30 Stocks)
------------------------- ----------------------------------------------------
VRU                       Russell 2000 Long-Term Index
------------------------- ----------------------------------------------------
XEO                       S&P 100 Euro Style
------------------------- ----------------------------------------------------
ZRU                       Russell 2000 L-T Open./Euro
------------------------- ----------------------------------------------------


================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 58

1/9/2006 Version

EXHIBIT 6 - PERSONAL SECURITIES HOLDINGS REPORT

                                   Reviewed by:  Initials:______     Date:______
                                 Business Unit Compliance Officer

                       PERSONAL SECURITIES HOLDINGS REPORT

To:               Jennifer Brown,
                  Securities Monitoring Unit
                  Compliance Department

From:             _______________________________    Employee ID: ______

Department:  ___________________________________     Division:  _______________

Signed:  ____________________________________        Date:__________________


I CURRENTLY HAVE NO SECURITIES HOLDINGS TO REPORT:   ________________
                                                    EMPLOYEE'S INITIALS

Listed below are all securities that I held, including those in which I had a direct or indirect beneficial interest, as of a date within the previous 45 days, as required by the Personal Securities Trading Policy and the Mutual Fund Code of Ethics.
PUBLIC SECURITIES (including proprietary and non-proprietary subadvised mutual funds)

                  NUMBER      MKT VALUE/      BROKER-DEALER   ACCOUNT
TITLE OF SECURITY OF SHARES   PRINCIPAL AMT   OR INSTITUTION  NUMBER     TICKER

--------------    ---------   -----------     ------------    ---------  ------

--------------    ---------   -----------     ------------    ---------  ------

--------------    ---------   -----------     ------------    ---------  ------

--------------    ---------   -----------     ------------    ---------  ------


PRIVATE SECURITIES (e.g., limited partnerships, private placements).


                  NUMBER      MKT VALUE/      BROKER-DEALER   ACCOUNT
TITLE OF SECURITY OF SHARES   PRINCIPAL AMT   OR INSTITUTION  NUMBER

--------------    ---------   -----------     ------------    ---------

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 59

1/9/2006 Version


EXHIBIT 7 -- SECTION 16 INSIDERS AND  DESIGNATED  PERSONS  PRECLEARANCE  REQUEST
FORM

This form is for preclearing transactions in Prudential securities (including equity and debt securities). Please include all requested information. An associate from the Securities Monitoring Unit of the Compliance Department will review and respond to this request. The response will indicate that your request has either been approved or denied. A request is not considered approved until you receive a confirmation of approval from the Securities Monitoring Unit. FOR EMPLOYEES LOCATED IN NORTH OR SOUTH AMERICA, PRECLEARANCE IS ONLY VALID UNTIL THE CLOSE OF THE MARKET ON THE DAY APPROVAL IS GRANTED. EMPLOYEES LOCATED OUTSIDE OF NORTH AND SOUTH AMERICA ARE GRANTED PRECLEARANCE APPROVAL FOR TWO BUSINESS DAYS COUNTING THE DATE OF APPROVAL AS THE FIRST BUSINESS DAY, HOWEVER TRADES MUST BE EXECUTED BEFORE THE TRADING WINDOW CLOSES. Preclearance Forms should be faxed to the Securities Monitoring Unit at (973) 802-7454 [INTERNATIONAL FAX NUMBER 001-973-802-7454].

PART I - INFORMATION ON INDIVIDUAL REQUESTING PRECLEARANCE:

NAME: _____________________  PHONE #:______________     FAX #: ________________

DEPARTMENT:___________________________     DIVISION:___________________________

IN MAKING THIS TRANSACTION, I UNDERSTAND IT IS MY PERSONAL OBLIGATION UNDER FEDERAL SECURITIES LAW NOT TO TRADE SECURITIES OF PRUDENTIAL FINANCIAL, INC. WHILE IN POSSESSION OF MATERIAL NONPUBLIC INFORMATION ABOUT THE COMPANY. THIS OBLIGATION CONTINUES DURING OPEN TRADING WINDOWS AND EVEN WHERE I HAVE HAD A TRADE PRECLEARED.
                                         __________________________  [EMPLOYEE'S
                                         SIGNATURE]

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT RICHARD BAKER AT (973) 802-6691 [INTERNATIONAL 001-973-802-6691] OR FRANK ADAMO AT (973) 802-5632 [INTERNATIONAL 001-973-802-5632].

PART II - TRANSACTION INFORMATION:
DATE: _______________________               NUMBER OF SHARES/OPTIONS: ______
TRANSACTION TYPE:
         Open Market Transactions
                  ______ Buy
                  ______ Sell*
         Stock Option Exercises
                  ______ Cashless Exercise (Exercise and Sell all Options)
                  ______ Exercise & Sell to Cover (Exercise and Sell only enough shares to cover option cost and taxes)
                  ______ Exercise & Hold (Exercise options and hold shares - no sale involved)
         PESP Transactions
                  ______ Exchange (into or out of Company Stock Fund)
                  ______ Allocation Change (Company Stock Fund)
                  ______ Catch-up Contribution (Company Stock Fund)
                  ______ Deferral Rate Change (Company Stock Fund)
                  ______ Disbursement (from Company Stock Fund)
                  ______ Loans (impacting Company Stock Fund)
         Prudential Stock Purchase Plan (PSPP) Transactions
                  ______ PSPP Enrollment
                  ______ PSPP Contribution Rate Change

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 60

1/9/2006 Version

                  ______ PSPP Withdrawal/Suspension
                  ______ Sell (stock previously obtained from the PSPP)
         Other Benefit Plan Elections
                  ______ Deferred Compensation Transactions (impacting Company
                           Stock Fund)
                  ______ MasterShare Elections (impacting Company Stock Fund)

ASSET TYPE:  _____ Common Stock ____Employee Stock Option  ___Company Stock Fund
             _____ Bonds (including Convertible Bonds)

* Do you currently hold securities to cover this transaction? ______ (Note that this question applies to all sales due to the fact that short sales are prohibited.)

Account in which transaction will take place:   BROKERAGE FIRM__________________
                                                ACCOUNT NO. ____________________

PART III - INFORMATION TO BE COMPLETED BY SECTION 16 INSIDERS ONLY:
Have you traded the same or equivalent security for your personal account, accounts in which you have a beneficial interest, such as accounts of your spouse or family members, or accounts over which you maintain investment discretion within the past six months? If yes, the Securities Monitoring Unit may contact you for additional information.______________

Comments: ______________________________________________________________________

Part IV - Compliance/Law Response

Compliance Response:                        APPROVED : ____
DENIED:_____REVIEWER :____________DATE/TIME:__________

Law Response (for Section 16 Insiders Only): APPROVED : ____ DENIED:_____ REVIEWER :___________ DATE/TIME:__________

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 61

1/9/2006 Version


EXHIBIT 8 -- NON PROPRIETARY SUBADVISED MUTUAL FUNDS

PIM SUBADVISED FUNDS

  SEI Global Master Fund PLC (SGMF) - SEI Global Developed Markets Fund
   (Ireland)
  SEI Global Master Fund PLC (SGMF) - SEI U.S. Large Companies Fund
  SEI Institutional International Trust (SIT) - International Equity Fund
  SEI Institutional Investments Trust (SIIT) - Disciplined Equity Fund
  SEI Institutional Investments Trust (SIIT) - International Equity Fund
  SEI Institutional Investments Trust (SIIT) - Large Cap Fund
  SEI Institutional Investments Trust (SIIT) - World Equity Ex US Fund
  SEI Institutional Managed Trust (SIMT) - Large Cap Growth Fund
  SEI Institutional Managed Trust (SIMT) - Large Cap Diversified Alpha Fund SEI Investments Canada Company (SIGF): SEI Investments U.S. Equity Large Cap
    Company Fund (3044)


JENNISON SUBADVISED FUNDS

  AEGON/Transamerica Series Fund, Inc. - Jennison Growth
  Allmerica Investment Trust - Select Growth Fund
  Dreyfus Variable Investment Fund - Special Value Portfolio
  Harbor Capital Appreciation Fund
  Harbor Capital Appreciation Ret
  Harbor Capital Appreciation Inv
  The Hartford Select Small Cap Growth Fund
  The Hirtle Callaghan Trust - The Growth Equity Portfolio
  Jennison Conservative Growth Fund
  John Hancock Trust- Capital Appreciation Trust
  John Hancock Trust- Series II
  John Hancock Fds II Capital App
  The MainStay Funds - MainStay MAP Fund
  Mainstay MAP FD Cl A
  Mainstay MAP FD Cl B
  Mainstay MAP FD Cl C
  Metropolitan Series Fund, Inc. - Jennison Growth Portfolio
  Ohio National Fund, Inc. - Capital Appreciation Portfolio
  Pacific Select Fund - Health Sciences Portfolio
  Preferred Large Cap Growth
  The Preferred Group of Mutual Funds - Preferred Large Cap Growth Fund Transamerica IDEX Mutual Funds - TA IDEX Jennison Growth
  Transamerica IDEX Jennison Growth Class A
  Transamerica IDEX Jennison Growth Class B
  Transamerica IDEX Jennison Growth Class C
  USAllianz Variable Insurance Products Trust - USAX Jennison 20/20 Focus Fund USAllianz Variable Insurance Products Trust - USAX Jennison Growth Fund

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 62

1/9/2006 Version

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 63

1/9/2006 Version

EXHIBIT 9 - INITIAL PUBLIC OFFERING AND PRIVATE PLACEMENT PRECLEARANCE FORM FOR ACCESS PERSONS AND PRIVATE-SIDE ASSOCIATES

This form is for preclearing transactions in Initial Public Offering (IPO's) and Private Placements for Access Persons and Private-Side Associates. Please include all requested information and submit the form to your business unit compliance officer. Your business unit compliance officer will review and respond to this request. The response will indicate that your request has either been approved or denied. A request is not considered approved until you receive a confirmation of approval from your business unit compliance officer.
PART I - INFORMATION ON INDIVIDUAL REQUESTING PRECLEARANCE:

NAME: _________________________  PHONE #:______________     FAX #: ____________

DEPARTMENT:____________________________     DIVISION:_________________________

EMPLOYEE'S SIGNATURE:  ___________________________


PART II - TRANSACTION INFORMATION:
DATE: _______________________               NUMBER OF SHARES/OPTIONS: ______
TRANSACTION TYPE:
                _______Initial Public Offering

                _______Private Placement/Limited Partnership (A COPY OF THE
                       SUBSCRIPTION AGREEMENT MUST BE SUBMITTED TO THE SECURITIES MONITORING UNIT OF THE COMPLIANCE DEPARTMENT).

NAME OF ISSUER:   _________________________________


Account in which transaction will take place:

BROKERAGE FIRM_______________________________________

ACCOUNT NO. _________________________________________

Comments: ______________________________________________________________________

Part IV - Compliance/Law Response

Compliance Response:

APPROVED : ____ DENIED:_____REVIEWER :____________DATE/TIME:__________


================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 64

1/9/2006 Version


EXHIBIT 10 - EXCHANGE TRADED FUNDS THAT ARE EXEMPT FROM PRECLEARANCE

         NAME OF ETF                                 SYMBOL

Equity ETF's
         SPDR                                        SPY
         Nasdaq 100                                  QQQQ
         iShares Russell 2000                        IWM
         S&P MidCap 400                              MDY
         iShares MSCI Emerging Mkts                  EEM
         iShares MSCI EAFE                           EFA
         iShares Russell 2000 Value                  IWN
         iShares Russell 2000 Growth                 IWO
         iShares Russell 1000 Value                  IWD
         iShares Russell 2000 Growth                 IWF
         iShares Russell 1000                        IWB
         Vanguard Total Stk Mkt VIPERS               VTI

Fixed Income ETF's
         iShares  Lehman 1-3 Yr Treasury             SHY
         iShares Lehman 7-10 Yr Treasury             IEF
         iShares  Lehman 20+ Yr Treasury             TLT
         iShares  Lehman GS $ InvesTop  Corp         LQD
         iShares Lehman Aggregate                    AGG
         iShares Lehman TIPS                         TIP


================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 65

1/9/2006 Version


EXHIBIT 11 - PRREF COVERED INDIVIDUAL PRECLEARANCE REQUEST FORM FOR PESP TRANSACTIONS AFFECTING PRREF

This form is for preclearing transactions in PRREF for PRREF Covered Individuals. Please include all requested information. An associate from the PREI Compliance Department will review and respond to this request. The response will indicate that your request has either been approved or denied. A request is not considered approved until you receive a confirmation of approval from PREI Compliance. Preclearance is only valid until the PRREF trading window closes. Preclearance forms should be faxed to PREI Compliance (973-734-1550).

Part I - Information on Individual Requesting Preclearance:

Name:____________________Phone#:____________Fax#: ___________________

Department:_____________________________________Division:_______________

In making this transaction, I understand it is my personal obligation under federal securities law not to trade PRREF while in possession of material non-public information about the Company. This obligation continues during open trading windows and even where I have had a trade precleared.

---------------------------------------
Employee Signature

If you have any questions, please contact Doug Keech (973-683-1618), Donna Keoppel (973-734-1419) or Frank Hickman (973-734-1389).

Part II- Transaction Information:

Date:______________________

Transaction Type:
  PESP PREFF Transactions
     |_| Initial enrollment in PESP with allocation to PRREF
     |_| Exchange/Transfer into PRREF
     |_| Exchange/Transfer out of PRREF
     |_| Allocation change to PRREF
     |_| Catch-up contribution if allocating to PRREF
     |_| Deferral/Contribution rate change impacting PRREF
     |_| Disbursement/Withdrawal of assets invested in PRREF
     |_| Loan initiation and assets are invested in or will be allocated to
         PRREF upon repayment
     |_| Lump sum loan  repayment if money will be invested in PRREF
     |_| Initial enrollment in GoalMaker where assets are already invested in
         PRREF
     |_| On demand rebalancing and assets are invested in PRREF
     |_| Initial enrollment in Automatic Rebalancing and assets are invested in or allocated to PRREF
     |_| Other, please describe below

================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 66

1/9/2006 Version

 Other Benefit Plan Elections:
     |_| Deferred Compensations Transactions (impacting PRREF)

Comments:________________________________________________________________


PREI COMPLIANCE USE ONLY

_____ Approved. You must complete the transaction before the closing of the Trading Window.

_____  Denied  - Reason

-------------------------------------------------------------------


------------------------------              ----------------  -----------
Name                                        Date              Time



================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 67

1/9/2006 Version

EXHIBIT 12 - PESP REQUIREMENTS RELATING TO PRREF COVERED INDIVIDUALS

==============================================================================================================================
TYPE OF PESP TRANSACTION           DURING OPEN PRREF TRADING WINDOWS                DURING PRREF BLACKOUT PERIOD
                                                                                    (PRREF CLOSED TRADING WINDOWS)
==============================================================================================================================
Initial PRREF Enrollment           Permitted - preclearance required                Prohibited

------------------------------------------------------------------------------------------------------------------------------
Initial Enrollment in Goal Maker   Goalmaker does not offer PRREF as an option,     Permitted only if you do not have funds
                                   therefore if you want to invest in PRREF and     invested in PRREF. No preclearance
                                   are currently invested in Goalmaker, you will    required.
                                   have to opt out of the program (and trade
                                   PRREF during an open trading window.
------------------------------------------------------------------------------------------------------------------------------
Automatic Rebalancing Elections    Permitted - Preclearance required if you are     Permitted only if you are not allocating
                                   allocating funds to PRREF or have funds          funds to PRREF or do not have funds
                                   invested in PRREF.                               invested in PRREF. No. preclearance
                                                                                    required.
------------------------------------------------------------------------------------------------------------------------------
On-Demand Rebalancing              Permitted - Preclearance required if you have    Permitted only if you do not have funds
                                   funds invested in PRREF                          invested in PRREF. No preclearance
                                                                                    required.
Increase in Employee Contribution  Permitted - Preclearance required if you are     Permitted only if you are not allocating
                                   allocating funds to PRREF                        funds to PRREF. No preclearance required.
------------------------------------------------------------------------------------------------------------------------------
Allocation Changes to PRREF        Permitted - Preclearance required.               Prohibited
------------------------------------------------------------------------------------------------------------------------------
Catch-up Contributions             Permitted - Preclearance required if you are     Permitted only if you are not currently
                                   currently allocating funds to PRREF.             allocating funds to PRREF. No preclearance
                                                                                    required.
------------------------------------------------------------------------------------------------------------------------------
Fund Transfers In/Out of PRREF     Permitted - Preclearance required.               Prohibited
------------------------------------------------------------------------------------------------------------------------------
Withdrawals                        Permitted - Preclearance required if you have    Permitted only if you do not have funds
                                   funds invested in PRREF                          invested inPRREF. No preclearance
                                                                                    required.
------------------------------------------------------------------------------------------------------------------------------
Loan Initiation                    Permitted - Preclearance required if you have    Permitted only if you do not have funds
                                   funds invested in PRREF or upon repayment        invested in PRREF. No preclearance
                                   funds will be invested in PRREF                  requried
------------------------------------------------------------------------------------------------------------------------------
Lump Sum Loan Repayment            Permitted - Preclearance required if funds       Permitted only if funds will not be
                                   will be invested in PRREF                        invested in PRREF.
------------------------------------------------------------------------------------------------------------------------------


================================================================================
QUANTITATIVE MANAGEMENT ASSOCIATES                                       PAGE 68

                                 Exhibit p(xvi)

                     UBS GLOBAL ASSET MANAGEMENT - AMERICAS
                                 CODE OF ETHICS

TABLE OF CONTENTS

1. INTRODUCTION.............................................................. 1

2. TYPES OF ACCOUNTS

        2.1  Covered Accounts................................................ 3

        2.2  Joint Accounts.................................................. 3

        2.3 Investment Clubs................................................. 3


3. ESTABLISHING COVERED ACCOUNTS

        3.1 Use of Authorized Brokers........................................ 3

        3.2 Discretionary Accounts........................................... 4

        3.3  Reporting....................................................... 5

        3.4  Copying Compliance Department on Statements and Confirms ........5

4. TRADING RESTRICTIONS

        4.1   Preclearance Requirements.......................................5

        4.2   Frequency...................................................... 7

        4.3  Holding Period.................................................. 7

        4.4   Lockout Period................................................. 8

        4.5   Prohibited Transactions.........................................8

        4.6 Initial Public Offerings......................................... 9

        4.7 Investment in Partnerships and other Private Placements...........9

        4.8 Options.......................................................... 9

        4.9 Futures..........................................................10


5. REPORTING AND CERTIFICATION REQUIREMENTS

        5.1. Initial Holdings Report and Certification...................... 10

        5.2 Quarterly Transactions Report for Covered Persons
            and Interested Directors.........................................10

        5.3 Quarterly Transactions Report for Independent Directors......... 11

        5.4 Annual Certification for Covered Persons, Interested
            Directors and Independent Directors..............................11

6. ADMINISTRATION AND ENFORCEMENT

        6.1 Review of Personal Trading Information.......................... 11

        6.2 Annual Reports to the Mutual Fund Boards of Directors
            and UBS Global CEOs............................................  11

        6.3 Sanctions and Remedies.......................................... 12


LIST OF FUNDS....................................................... Appendix A

TRADE REQUEST FORM ................................................. Appendix B

OUTSIDE ACCOUNT REQUEST FORM........................................ Appendix C

PRIVATE PLACEMENT REQUEST FORM...................................... Appendix D

INVESTMENT CLUB PRE-APPROVAL FORM................................... Appendix E

DISCRETIONARY ACCOUNT ATTESTATION................................... Appendix F

CONSULTANTS AND TEMPORARY EMPLOYEE REPORTING REQUIREMENTS........... Appendix G

TRANSACTION REQUIREMENT MATRIX...................................... Appendix H

LIST OF AUTHORIZED BROKER-DEALERS................................... Appendix I


Code of Ethics                           ii

                      UBS GLOBAL ASSET MANAGEMENT-AMERICAS
                                 CODE OF ETHICS
--------------------------------------------------------------------------------

1.       INTRODUCTION


          UBS Global Asset Management ("UBS Global AM")(1) has many important assets. Perhaps the most valuable is its established and unquestioned reputation for integrity. Preserving this integrity demands the continuing alertness of every employee. Each employee must avoid any activity or relationship that may reflect unfavorably on UBS Global AM as a result of a possible conflict of interest, the appearance of such a conflict, the improper use of confidential information or the appearance of any impropriety. Although no written code can take the place of personal integrity, the following, in addition to common sense and sound judgment, should serve as a guide to the minimum standards of proper conduct. This Code of Ethics ("Code") is designed to ensure, among other things, that all employees conduct their personal securities transactions in a manner where clients' interests are placed first and foremost and are consistent with Federal and State securities law. Any conduct that violates this Code is unacceptable and always constitutes an activity beyond the scope of the employee's legitimate employment.

          The Code is designed to detect and prevent conflicts of interests between its employees, officers and directors and its Advisory Clients(2) that may arise due to personal investing activities. UBS Global also has established separate procedures designed to detect and prevent insider trading ("Insider Trading Procedures"), which should be read together with this Code.

          Personal investing activities of "Covered Persons" (defined below) can create conflicts of interests that may compromise our fiduciary duty to Advisory Clients. As a result, Covered Persons must avoid any transaction that involves, or even appears to involve, a conflict of interests, diversion of an Advisory Client investment opportunity, or other impropriety with respect to dealing with an Advisory Client or acting on behalf of an Advisory Client.

          As fiduciaries, Covered Persons must at all times comply with the following principles:

          A. CLIENT INTERESTS COME FIRST. Covered Persons must scrupulously avoid serving their own personal interests ahead of the interests of Advisory Clients. If a Covered Person puts his/her own personal interests ahead of an Advisory Client's, or violates the law in any way, he/she will be subject to disciplinary action, even if he/she is in technical compliance with the Code.

          B. AVOID TAKING ADVANTAGE. Covered Persons may not make personal investment decisions based on their knowledge of Advisory Client holdings or transactions. The most common example of this is "front running," or knowingly engaging in a personal transaction ahead of an Advisory Client with the expectation that the Advisory Client's transaction will cause a favorable move in the market. This prohibition applies whether a Covered Person's transaction is in the same direction as the transaction placed on behalf of an Advisory Client (for example, two purchases) or the opposite direction (a purchase and sale).


--------------------
(1) When used in this Code "UBS Global Asset Management" and "UBS Global AM" includes UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. We refer to these entities collectively as UBS Global Advisors.

(2) Advisory Client means any client (including but not limited to mutual funds, closed-end funds and separate accounts) for which UBS Global serves as an investment adviser or subadviser, to whom it renders investment advice, or for whom it makes investment decisions.

          If you are uncertain whether a real or apparent conflict exists in any
particular  situation,   you  should  consult  with  the  Compliance  Department
immediately.


          This Code applies to each of the UBS Global Advisors and the registered investment companies for which a UBS Global Advisor serves as investment manager, investment advisor and/or principal underwriter ("Funds") that are listed on Appendix A (which may be amended from time to time). The Code sets forth detailed policies and procedures that Covered Persons of UBS Global Advisors must follow in regard to their personal investing activities. ALL COVERED PERSONS ARE REQUIRED TO COMPLY WITH THE CODE AS A CONDITION OF CONTINUED EMPLOYMENT AND TO IMMEDIATELY REPORT ALL CODE VIOLATIONS IN ACCORDANCE WITH UBS GLOBAL AM ESCALATION PROCEDURES TO THE UBS GLOBAL AM CHIEF COMPLIANCE OFFICER.


          WHO  IS SUBJECT TO THE CODE?

          COVERED PERSONS. For purposes of this Code, COVERED PERSON is defined as:

          * Each employee, officer and director of a UBS Global Advisor, their spouses and members of their immediate families;(3)

          * An employee, officer or director of any UBS AG affiliate who is domiciled on the premises of UBS Global AM for a period of 30 days or more; and

          * Consultants and other temporary employees hired for a period of 30 days or more whose duties include access to UBS Global's technology and systems, AND/OR TRADING INFORMATION IN ANY FORM, unless they obtain a written exemption from the Compliance Department. Consultants and other temporary employees who are employed for less than a 30-day period, but who have access to UBS Global AM's trading information, will be subject to the reporting requirements described in Appendix G.

          INTERESTED DIRECTORS OF A FUND. Directors of any Fund that is an Advisory Client (current Funds are listed on Appendix A) who are not Covered Persons but who are affiliated with another subsidiary of UBS AG ("Interested Directors") are subject to the following sections of the Code:

          Section 5.1    INITIAL HOLDINGS REPORT AND CERTIFICATION
          Section 5.2 QUARTERLY TRANSACTIONS REPORT FOR COVERED PERSONS AND INTERESTED DIRECTORS
          Section 5.4 ANNUAL CERTIFICATION FOR COVERED PERSONS, INTERESTED DIRECTORS AND INDEPENDENT DIRECTORS

          INDEPENDENT DIRECTORS OF A FUND. Directors of a Fund who are not affiliated with a UBS Global Advisor as well as interested directors who do not have access to non-public information regarding the Portfolio Holdings of any fund advised by a UBS Global AM Advisor or who are not involved in making securities recommendations or have access to such recommendations that are not public are subject only to the following sections of the Code:



         Section 5.3     QUARTERLY TRANSACTIONS REPORT FOR INDEPENDENT DIRECTORS

         Section 5.4 ANNUAL CERTIFICATION FOR COVERED PERSONS, INTERESTED DIRECTORS AND INDEPENDENT DIRECTORS

-----------------------
3 Immediate family includes your spouse, children and/or stepchildren and other relatives who live with you if you contribute to their financial support.

2.       TYPES OF ACCOUNTS

         2.1  COVERED ACCOUNTS

          "COVERED ACCOUNT" includes any securities account (held at a broker-dealer, transfer agent, investment advisory firm, or other financial services firm) in which a Covered Person has a beneficial interest or over which a Covered Person has investment discretion or other control or influence.(5) Restrictions placed on transactions executed within a Covered Account also pertain to investments held outside of an account over which a Covered Person has physical control, such as a stock certificate.(6)


         2.2  JOINT ACCOUNTS

          Covered Persons are prohibited from entering into a joint account with any Advisory Client.

         2.3  INVESTMENT CLUBS

          A Covered Person may participate in an investment club only if he/she obtains the prior written approval of the Compliance Department. Requests for approval must be submitted on the INVESTMENT CLUB PRE-APPROVAL FORM (See Appendix E). Approval will only be granted if the Covered Person can ensure that the investment club will comply with all of the provisions of this Code.

          If the Covered Person can demonstrate that he/she does not participate in investment decision-making, then a waiver of the preclearance requirement may be granted. An exemption from the preclearance requirement WILL NOT be granted if the Covered Person has influence or control over the club's investment decisions or if Covered Persons make up 50% or more of the club's membership.

          The Compliance Department will periodically review investment club trading for abuses and conflicts and reserves the right to cancel approval of participation or to subject all of the club's trades to preclearance and other requirements. (7) Investment club accounts may not be used to undermine these procedures.

3.       ESTABLISHING COVERED ACCOUNTS

         3.1 USE OF AUTHORIZED BROKERS

         GENERALLY, COVERED PERSONS MAY MAINTAIN A COVERED ACCOUNT ONLY WITH AUTHORIZED BROKER-DEALERS. The current list of Authorized Brokers, which is subject to change from time to time, is included in Appendix I. ANY EXCEPTIONS TO THIS RULE MUST BE APPROVED IN WRITING BY THE COMPLIANCE DEPARTMENT (SEE APPENDIX C FOR THE APPROPRIATE FORM). HOWEVER, COVERED PERSONS HIRED ON OR BEFORE DECEMBER 31, 2001 AND WHO MAINTAIN A COVERED ACCOUNT AT AN UNAUTHORIZED BROKER-DEALER THAT WAS OPENED ON OR BEFORE JUNE 30, 2002 MAY CONTINUE TO MAINTAIN THE ACCOUNT WITH THE UNAUTHORIZED BROKER.

----------------
5 Beneficial interest in an account includes any direct or indirect financial interest in an account.

6 Covered Accounts also include accounts for which a Covered Person has power of attorney, serves as executor, trustee or custodian, and corporate or investment club accounts.

7 Transactions effected through an investment club are subject to the reporting requirements outlined in Section 5.

COVERED  PERSONS  MUST  OBTAIN  PRIOR  WRITTEN   APPROVAL  FROM  THE  COMPLIANCE
DEPARTMENT TO OPEN A FUTURES ACCOUNT.

EXCEPTIONS. The following Covered Accounts may be maintained away from an Authorized Broker without obtaining prior approval. NOTE: COVERED PERSONS ARE REQUIRED TO REPORT ALL COVERED ACCOUNTS PURSUANT TO THE REPORTING AND CERTIFICATION REQUIREMENTS OF SECTION 5 BELOW.

MUTUAL FUND ONLY ACCOUNTS. Any account that permits a Covered Person only to buy and sell shares of open-end mutual funds for which UBS Global does not serve as investment adviser or subadviser and CANNOT be used to trade any other types of securities like stocks or closed-end funds.

401(K) PLANS.  Any account with a 401(k)  retirement  plan that a Covered Person established with a previous employer, provided that the investments in the plan are limited to pooled investment options (E.G., open-end mutual funds). A 401(K) PLAN ACCOUNT THAT PERMITS YOU TO TRADE INDIVIDUAL SECURITIES OR INVEST IN POOLS CONSISTING OF SECURITIES OF A SINGLE ISSUER MUST BE APPROVED BY THE COMPLIANCE DEPARTMENT. THE UBS SIP PLAN OR ANY SUCCESSOR UBS 401(K) PLAN IS NOT AN EXCEPTED ACCOUNT WITHIN THIS DEFINITION.

INVESTMENTS IN THE PHYSICAL CONTROL OF A COVERED PERSON. Covered Persons may maintain physical possession of an investment (for example, a stock certificate).

YOU MUST OBTAIN APPROVAL TO MAINTAIN THE FOLLOWING COVERED ACCOUNTS:

INVESTMENTS DIRECTLY WITH ISSUERS (OR THEIR TRANSFER AGENTS). Covered Persons may participate in direct investment plans that allow the purchase of an issuer's securities without the intermediation of a broker-dealer provided that timing of such purchases is determined by the plan (E.G., dividend reinvestment plans ("DRIPS")). Such investments must be approved prior to the initial purchase of the issuer's securities. ONCE APPROVED, YOU ARE NOT REQUIRED TO PRECLEAR PURCHASES OR SALES OF SHARES IN THE PLAN, ALTHOUGH TRANSACTIONS AND HOLDINGS MUST BE REPORTED. HOWEVER, IF YOU WITHDRAW THE SECURITIES AND HOLD A
CERTIFICATE OR TRANSFER THEM TO A BROKERAGE ACCOUNT, SUBSEQUENT SALES ARE SUBJECT TO PRECLEARANCE AS WELL AS THE 30-DAY HOLDING PERIOD.

         3.2 DISCRETIONARY ACCOUNTS.

          Covered Persons must obtain Compliance Department approval in order to open discretionary securities accounts. A discretionary account is one where all investment decisions are made by a third-party who is unrelated to the Covered Person or is not otherwise a Covered Person ("Discretionary Account"). Although Discretionary Accounts are exempt from the provisions of Section 4 (Trading Restrictions) of this Code, they are still Covered Accounts and must comply with all other provisions of this Code, including this Section and Section 5
(Reporting and Certification Requirements). In order to obtain necessary approval to open a Discretionary Account, Covered Persons must provide the following to the Compliance Department:



          * A copy of the signed Investment Advisory Agreement and/or any other relevant documents creating the Account that demonstrate that the fiduciary has full investment discretion; and

          * A signed attestation (See Appendix F) that, if the Covered Person discusses any specific strategies, industries or securities with the independent fiduciary, the Covered Person will pre-clear any related trades that result from the discussion.

               (Note that if no such  discussions  take   place  in  advance  of
               transactions, preclearance is not required).

The Compliance Department will review Discretionary Account trading for abuses and conflicts and reserves the right to cancel approval of a Discretionary Account and to subject all of the account's trades to preclearance and other requirements of this Code. Discretionary Accounts may not be used to undermine these procedures.


         3.3  REPORTING

         Covered Persons are responsible for notifying the Compliance Department AT THE TIME any Covered Account is opened and immediately upon making or being notified of a change in ownership or account number. The notification should be submitted in writing to the Compliance Department and include the broker name, name of the account, the date the account was opened, account number (if new account) or, if the account number changed, the old number and the new number and the effective date of the change.


         3.4  COPYING THE COMPLIANCE DEPARTMENT ON STATEMENTS AND CONFIRMS

         The   Compliance   Department   receives   automatic   feeds  of  trade
confirmations and account statements from Authorized Brokers. However, for accounts maintained away from Authorized Brokers, Covered Persons must arrange for the Compliance Department to receive directly from the executing broker-dealer, bank, or other third-party institution duplicate copies of trade confirmations for each transaction and periodic account statements for each Covered Account. COVERED PERSONS ARE NOT REQUIRED TO PROVIDE DUPLICATE CONFIRMS AND STATEMENTS FOR MUTUAL FUND ONLY ACCOUNTS.

IF YOU CANNOT ARRANGE FOR DUPLICATE CONFIRMATIONS OR STATEMENTS. You may wish to engage in a transaction for which no confirmation can be delivered to the Compliance Department (E.G., a transaction in a privately placed security or a transaction in individual stocks held in a 401(k) plan). These types of transactions require the prior written approval of the Compliance Department and will involve additional reporting requirements.

4. TRADING RESTRICTIONS


          SECURITY means any interest or instrument commonly known as a security, whether in the nature of debt or equity, including any option, futures contract, shares of registered open-end investment companies (mutual funds) advised or subadvised by UBS Global AM, warrant, note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or any participation in or right to subscribe to or purchase any such interest or instrument. For purposes of these trading restrictions and the reporting requirements described in Section 5, the term security does not include U.S. government bonds, bankers' acceptances, bank certificates of deposit, commercial paper, high-quality short-term debt instruments (including repurchase agreements), or shares of registered open-end investment companies (mutual funds) for which UBS Global AM does not serve as investment adviser or subadviser. (See Appendix (A) for a list of funds advised or subadvised by UBS Global AM).

         4.1 PRECLEARANCE REQUIREMENTS

          Covered Persons must obtain prior written approval before purchasing, selling or transferring any security, or exercising any option (except as noted below).

THE PROCESS. The preclearance process is done electronically through iTrade or in the event the system is down, involves the following three steps:

COMPLETE THE FORM.  Covered  Persons  must  complete a Trade  Request  Form (See
     Appendix B) and submit it to the Compliance Department BEFORE making a purchase, sale or transfer of a security, or exercising an option.

WAIT FOR APPROVAL. The Compliance Department will review the form and, as soon as practicable, determine whether to authorize the transaction.

EXECUTE BEFORE THE APPROVAL EXPIRES. A PRECLEARANCE APPROVAL FOR A TRANSACTION IS ONLY EFFECTIVE ON THE DAY YOU RECEIVE APPROVAL (REGARDLESS OF TIME).

          IF YOUR TRADE IS NOT FULLY EXECUTED BY THE END OF THE DAY, YOU MUST OBTAIN A NEW PRECLEARANCE APPROVAL BEFORE YOUR ORDER (OR THE UNFILLED PORTION OF YOUR ORDER) CAN BE EXECUTED. Accordingly, limit orders and "good `til cancelled" instructions must be withdrawn by the end of the day, unless a new approval is obtained.


EXCEPTIONS. Covered Persons do NOT need to preclear the following types of transactions. Please see the "Transaction Requirement Matrix" in Appendix H for a summary of the preclearance requirements.

     OPEN-END INVESTMENT COMPANY SHARES (MUTUAL FUNDS),  INCLUDING FUNDS OFFERED
          WITHIN A 529 COLLEGE SAVINGS PLAN. Purchases and sales of mutual funds do not require preclearance and are not subject to the reporting requirements of Section 5. However, certain holding period requirements apply to open-end registered investment companies advised or subadvised by UBS Global (see Section 4.3 herein).

     UNIT INVESTMENT TRUSTS (UITS). Purchases and sales of unit investment trusts do not require preclearance.

     EXCHANGE TRADED FUNDS (ETFS). Purchases and sales of Exchange Traded Funds that are based on a broad-based securities index do not require preclearance. Transactions in all other ETFs, including industry or sector-based funds, must be PRECLEARED.

     CERTAIN  CORPORATE  ACTIONS.   Acquisitions  of  securities  through  stock
          dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities do not require preclearance.

     RIGHTS. Acquisition of securities through the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent the rights were acquired through the rights offering and not through the secondary market.

     UBS SAVINGS AND INVESTMENT PLAN AND THIRD PARTY 401(K) PLANS. Any transaction in these plans is generally exempt from the preclearance requirements, unless the plan permits a Covered Person to trade individual securities (E.G., shares of stock), in which case such transactions are subject to preclearance.

     UBS AG SECURITIES. Transactions by Covered Persons in UBS securities(8) generally are exempt from the preclearance requirements. Covered Persons who are deemed company insiders are not eligible for this exception and must preclear all purchases and sales of UBS securities. In addition, any Covered Person who possesses material non-

-----------------
8 Note that Independent Directors of a mutual fund managed or advised by a UBS Global Advisor are prohibited from purchasing or otherwise acquiring or holding any security issued by UBS.

          public information regarding UBS AG is prohibited from engaging in transactions in UBS securities.

     FUTURES AND OPTIONS ON CURRENCIES,  COMMODITIES AND BROAD BASED INDICES.  A
          Covered Person is not required to preclear futures and options on currencies or on a broad-based securities index.(9)

     TRANSACTIONS IN DISCRETIONARY ACCOUNTS. Except under certain circumstances, a Covered Person is not required to preclear transactions in a Discretionary Account.

     NOTE: All transactions, including those exempt from the preclearance requirement (other than mutual funds), are subject to the reporting requirements (See Section 5).

         4.2  FREQUENCY

         In order to ensure that Covered Persons are not distracted from servicing Advisory Clients, Covered Persons should not engage in more than 20 transactions per month. (NOTE: This does not include repetitive transactions such as rolling futures contracts.)

         4.3  HOLDING PERIOD

          If a Covered Person is required to preclear a transaction in a security, he/she also must hold the security for 30 days.

          As a result, Covered Persons may not:

          * buy a security or Related Investment within 30 days after selling that security or Related Investment; or

          * sell a security or Related Investment within 30 days after purchasing that security or Related Investment.

          * Please refer to the Transaction Requirement Matrix in Appendix H.

RELATED INVESTMENTS are investments whose value is based on or derived from the value of another security, including convertible securities and derivative securities such as options, futures and warrants.

         EXCEPTIONS.

          a. UITs and ETFs, although not subject to preclearance, must be held for at least 30 days.

          b. Shares of registered open-end investment companies advised or sub-advised by UBS Global must be held for at least 30 days.

          c. If a security has experienced a loss equal to at least 10% of the purchase price, the Covered Person may sell the security in less than 30 days, with prior approval from the Compliance Department.

          d. If you receive restricted stock as part of your compensation, you are not required to hold it for 30 days after it vests.

------------------
9 The term "Broad-based Securities Index" is not easily defined. Generally, a Broad-based Securities Index covers a wide range of companies and industries. Only futures and options on a Broad-based Securities Index are exempt from the preclearance requirement. The Compliance Department will maintain a list of approved Broad-based Securities Indices and, if you are unsure as to whether a particular index qualifies under the Code, you should consult the Compliance Department.

         4.4  LOCKOUT PERIOD

         INVESTMENT PERSONNEL(10) are prohibited from buying, selling or transferring any security if they know that the security, or Related Investment, was purchased or sold on behalf of an Advisory Client five days or less prior thereto or will be purchased or sold on behalf of an Advisory Client within five days therefrom. PERSONAL TRADES IN SECURITIES THAT ARE EFFECTED IN CLOSE PROXIMITY TO THE ADDITION OR DELETION OF SUCH SECURITY TO OR FROM A MODEL WILL BE CLOSELY SCRUTINIZED. PRE-CLEARANCE THROUGH I-TRADE SHOULD NOT BE EQUATED WITH PRE-CLEARANCE OF CONFLICTS.

          (I) COVERED PERSONS are prohibited from executing a securities transaction on a day during which any client or fund has a pending or executed "buy" or "sell" in the same security.

          (II) TRADE REVERSALS. Even if a personal transaction is pre-cleared, such personal transaction is subject to being reversed after-the-fact. Furthermore, as indicated below, the Compliance Department may require any violator to disgorge any profits or absorb any losses associated with the relevant security. In short, Covered Persons assume the risk (financial or otherwise) associated with any trade reversal.

          (III) BROAD-BASED SECURITIES INDICES. A Covered Person's knowledge that a security will be purchased or sold by an account managed with a quantitative model that tracks the performance of a Broad-Based Securities Index, such as the S&P 500 or the Russell 1000, does NOT trigger the lockout period. Futures and options transactions on Broad-based Securities Indices or currencies also are exempt from the lockout period.

          (IV) The Chief Compliance Officer may grant individual exceptions at his/her discretion.

         4.5  PROHIBITED TRANSACTIONS

         UBS Global views the following transactions as especially likely to create conflicts with Advisory Client interests. Covered Persons are therefore prohibited from engaging in the following transactions:

          A. NAKED SHORT SALES. Covered Persons are prohibited from entering into a net short position with respect to any security.

          B. FUTURES. Purchase or sale of futures that are not traded on an exchange, as well as options on any type of futures (exchange-traded or not) are prohibited. This prohibition does not apply to currency forwards (futures or otherwise).

          C. SECURITIES ISSUED BY SUPPLIERS & VENDORS. Covered Persons who have information about or are directly involved in negotiating a contract with a supplier or vendor of UBS Global AM may not purchase securities issued by that supplier or vendor.

-----------------
10 "Investment Personnel" include Covered Persons who are portfolio managers, research analysts, traders and any other person who, in connection with his or her regular functions or duties, makes or participates in making recommendations to clients regarding the purchase or sale of securities or has functions or duties relating to the making of recommendations regarding purchases and/or sales.

         4.6 INITIAL PUBLIC OFFERINGS

         Covered Persons are prohibited from acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

         In the event that a Covered Person holds securities in a company that has announced that it will engage in an IPO, he or she must immediately notify the Compliance Department.

         4.7 INVESTMENT IN PARTNERSHIPS AND OTHER PRIVATE PLACEMENTS

         Covered   Persons  are  permitted  to  acquire   interests  in  general
partnerships and limited partnerships, and to purchase privately placed securities, provided they obtain prior approval from the Compliance Department. Once approved, additional capital investments (other than capital calls related to the initial approved investment) require a new approval. Covered Persons requesting permission must complete the PRIVATE PLACEMENT REQUEST FORM (SEE APPENDIX D).

         4.8 OPTIONS

                 A. CALL OPTIONS

         A Covered Person may purchase a call option on an individual security or ETF only if the call option has a period to expiration of at least 30 days from the date of purchase and the Covered Person either (1) holds the option for at least 30 days prior to sale or (2) holds the option AND, if exercised, the underlying security, for a total period of 30 days. (Similarly, if you choose to exercise the option, you may count the period during which you held the call option toward the 30-day holding period for the underlying security or ETF.)

         A Covered Person may sell ("write") a call option on an individual security or ETF ONLY if he/she has held the underlying security (in the corresponding quantity) for at least 30 days (Covered Call).

                 B.   PUT OPTIONS

         A Covered Person may purchase a put option on an individual security or ETF only if the put option has a period to expiration of at least 30 days from the date of purchase and the Covered Person holds the put option for at least 30 days. If a Covered Person purchases a put on a security he/she already owns (Put Hedge), he/she may include the time he/she held the underlying security towards the 30-day holding period for the put.

         A Covered Person may NOT sell ("write") a put on an individual security or ETF.

                 C.   OPTIONS ON BROAD-BASED INDICES

         Covered Persons may purchase or sell an option on a Broad-based Securities Index ("Index Option") only if the option has a period to expiration of at least 30 days from the date of purchase or sale. A Covered Person may buy or sell an Index Option with a period to expiration of less than 30 days from the date of purchase or sale to close out an open position only if he/she has held the position being closed out for at least 30 days or another exception under Section 4.3 (Holding Period) applies.

      NOTE: COVERED PERSONS MUST OBTAIN PRECLEARANCE APPROVAL TO EXERCISE AN OPTION ON AN INDIVIDUAL SECURITY OR ETF AS WELL AS TO PURCHASE OR SELL SUCH AN OPTION.

         4.9  FUTURES

         A Covered Person may purchase and sell exchange-traded futures and currency forwards.

         Purchases and sales of futures contracts on an individual security are subject to the lockout period (See Section 4.4 above). Purchases and sales of all futures contracts are subject to the holding period requirement (See Section
4.3 above).

NOTE: COVERED PERSONS MUST OBTAIN PRECLEARANCE APPROVAL TO PURCHASE OR SELL FUTURES CONTRACTS ON AN INDIVIDUAL SECURITY.

5.  REPORTING AND CERTIFICATION REQUIREMENTS

         5.1  INITIAL HOLDINGS REPORT AND CERTIFICATION

         Within 10 days after a Covered Person commences employment, he/she must certify that he/she has read and understands the Code, that he/she will comply with its requirements, and that he/she has disclosed or reported all personal investments and accounts required to be disclosed or reported. INTERESTED DIRECTORS OTHER THAN COVERED PERSONS ARE ALSO REQUIRED TO MAKE THIS REPORT WITHIN 10 DAYS OF BECOMING AN INTERESTED DIRECTOR OF A FUND.


EXCEPTIONS:  Covered Persons are NOT required to report holdings in:

|X|  U.S. REGISTERED OPEN-END MUTUAL FUNDS   |X|  U.S. GOVERNMENT SECURITIES(11)

     THAT ARE NOT ADVISED OR  SUB-ADVISED  BY UBS
     GLOBAL (SEE  APPENDIX A FOR A LIST OF FUNDS
     ADVISED OR SUBADVISED BY UBS GLOBAL).

|X|  MONEY MARKET INSTRUMENTS(12)      |X|   ACCOUNTS OVER WHICH A COVERED
                                             PERSON HAS NO DIRECT OR INDIRECT
                                             INFLUENCE OR CONTROL

However, Covered Persons are required to include in initial and annual holdings reports the name of any broker-dealer or bank with which the Covered Person has an account in which ANY securities are held for his/her direct or indirect benefit.

         5.2 QUARTERLY TRANSACTIONS REPORT FOR COVERED PERSONS AND INTERESTED DIRECTORS

         Within 30 days of the end of each calendar quarter, Covered Persons must file a report of all securities and U.S.-registered open-end mutual fund transactions for which UBS Global serves as adviser or subadviser on a Quarterly Transactions Report unless a duplicate confirmation or similar document was sent to the Compliance Department contemporaneously with the transaction. In addition, Covered Persons are required to report any account opened during the quarter in which securities were held during the quarter (this includes accounts that hold those securities described above in Section 5.1).

-----------------
11 Covered Persons are required to report transactions in Fannie Maes and Freddie Macs.

12 Money Market Instruments include bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements.

         5.3  QUARTERLY TRANSACTIONS REPORT FOR INDEPENDENT DIRECTORS

         Directors of the Funds who are not affiliated with a UBS Global Advisor ("Independent Directors") must file a Quarterly Transactions Report with the Compliance Department only if the Independent Director knew, or in the ordinary course of fulfilling his/her official duties as a director of a Fund should have known, that during the 15 days immediately preceding or following the date of a securities transaction in the Independent Director's Covered Accounts that:

          *    the security was purchased or sold by a Fund; or

          *    a purchase or sale of the security was considered for a Fund.


Independent Directors must file these reports within TEN DAYS of the end of the calendar quarter in which the trade occurred.

         5.4 ANNUAL CERTIFICATION FOR COVERED PERSONS, INTERESTED DIRECTORS AND INDEPENDENT DIRECTORS

         Annually, Covered Persons, Interested Directors and Independent Directors must certify that they have read and understand the Code, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

6.  ADMINISTRATION AND ENFORCEMENT

         6.1  REVIEW OF PERSONAL TRADING INFORMATION

         All information regarding a Covered Person's personal investment transactions, including the reports required by Section 5, will be reviewed by the Compliance Department. All such information may also be available for inspection by the Boards of Directors of the Funds, the Chief Executive Officer and Legal Counsel of UBS Global, any party to which any investigation is referred by any of the foregoing, a Covered Person's supervisor (where necessary), the Securities and Exchange Commission, any self-regulatory organization of which UBS Global is a member, and any state securities commission.

         6.2  ANNUAL REPORTS TO MUTUAL FUND BOARDS OF DIRECTORS AND UBS GLOBAL
              CEOS

         The Compliance Department will review the Code at least annually in light of legal and business developments and experience in implementing the Code. The Compliance Department will prepare an annual report to the Boards of Directors of the Funds and the CEO of UBS Global that:

          * describes issues that arose during the previous year under the Code, including, but not limited to, information about material Code violations and sanctions imposed in response to those material violations;

          * recommends changes in existing restrictions or procedures based on the experience implementing the Code, evolving industry practices, or developments in applicable laws or regulations; and

          * certifies to the Boards that procedures have been adopted that are designed to prevent Access Persons(1)(3) from violating the Code.

-------------------------
13 "Access Person" is generally defined under Rule 17j-1 under the Investment Company Act to include any director or officer of a fund or its investment adviser, and any employee of a fund's investment adviser who, in connection

         6.3  SANCTIONS AND REMEDIES

         If the Compliance Department determines that a Covered Person or Fund Director has violated the Code, it may, in consultation with senior management, impose sanctions and take other actions deemed appropriate, including issuing a letter of education, suspending or limiting personal trading activities, imposing a fine, suspending or terminating employment, and/or informing regulators if the situation warrants.

As part of any sanction, the Compliance Department may require the violator to reverse the trade(s) in question and forfeit any profit or absorb any loss from the trade. Senior management will determine the appropriate disposition of any money forfeited pursuant to this section.

-------------------------------------------------------------------------------

with his or her regular functions or duties, participates in the selection of a fund's portfolio securities or who has access to information regarding a fund's future purchases or sales of portfolio securities.

                                                                      APPENDIX A


                                  LIST OF FUNDS

The names listed in italics are the Trust names and the indented names are the fund names within each Trust.

 UBS INDEX TRUST
       UBS S&P 500 Index Fund

UBS INVESTMENT TRUST
       UBS Tactical Allocation Fund

UBS SERIES TRUST
       Tactical Allocation Portfolio

THE UBS FUNDS
       UBS Absolute Return Bond Fund
       UBS Dynamic Alpha Fund
       UBS Emerging Markets Debt Fund
       UBS Emerging Markets Equity Fund
       UBS Global Allocation Fund
       UBS Global Bond Fund
       UBS Global Equity Fund
       UBS High Yield Fund
       UBS International Equity Fund
       UBS Real Estate Equity Fund
       UBS U.S. Bond Fund
       UBS U.S. Large Cap Equity Fund
       UBS U.S. Large Cap Growth Fund
       UBS U.S. Large Cap Value Equity Fund
       UBS U.S. Mid Cap Growth Fund
       UBS U.S. Small Cap Equity Fund
       UBS U.S. Small Cap Growth Fund

UBS RELATIONSHIP FUNDS
       UBS Absolute Return Investment Grade Bond Fund
       UBS Corporate Bond Relationship Fund
       UBS Defensive High Yield Relationship Fund
       UBS Emerging Markets Debt Relationship Fund
       UBS Emerging Markets Equity Relationship Fund
       UBS Enhanced Yield Relationship Fund
       UBS Global Aggregate Bond Relationship Fund
       UBS Global Securities Relationship Fund
       UBS High Yield Relationship Fund
       UBS International Equity Relationship Fund
       UBS Large Cap Select Equity Relationship Fund
       UBS Opportunistic Emerging Markets Debt Relationship Fund
       UBS Opportunistic High Yield Relationship Fund
       UBS Short Duration Relationship Fund
       UBS Short-Term Relationship Fund
       UBS Small-Cap Equity Relationship Fund
       UBS U.S. Bond Relationship Fund
       UBS U.S. Cash Management Prime Relationship Fund
       UBS U.S. Core Plus Relationship Fund
       UBS U.S. Equity Alpha Fund
       UBS U.S. Large-Cap Equity Relationship Fund

                                                                      APPENDIX A

       UBS U.S. Large-Cap Growth Fund
       UBS U.S. Intermediate Cap Relationship Fund
       UBS U.S. Securitized Mortgage Relationship Fund
       UBS U.S. Treasury Inflation Protected Securities Relationship Fund UBS U.S. Large-Cap Value Equity Relationship Fund

UBS PACE SELECT ADVISORS TRUST
       UBS PACE  Alternative Strategies Investments
       UBS PACE Global Fixed Income Investments
       UBS PACE Government Securities Fixed Income Investments
       UBS PACE High Yield Investments
       UBS PACE Intermediate Fixed Income Investments
       UBS PACE International Emerging Markets Equity Investments
       UBS PACE International Equity Investments
       UBS PACE Large Co Growth Equity Investments
       UBS PACE Large Co Value Equity Investments
       UBS PACE Municipal Fixed Income Investments
       UBS PACE Small/Medium Co Growth Equity Investments
       UBS PACE Small/Medium Co Value Equity Investments
       UBS PACE Strategic Fixed Income Investments

UBS COLLECTIVE FUNDS
        UBS All Country World (ex.-U.S.) Equity
        UBS Bond SurPlus Fund
        UBS EME Fund
        UBS Emerging Markets Bond
        UBS Emerging Markets Equity Completion
        UBS Global (Ex US and Japan) Bond
        UBS Global (Ex-US) Bond
        UBS Global (Ex-US) Equity
        UBS Global (Ex-US) Equity (Stock Only)
        UBS Global Aggregate Bond
        UBS Global Bond Fund
        UBS Global Securities Portfolio
        UBS Multi-Asset Portfolio
        UBS Opportunistic High Yield
        UBS Stable Value
        UBS U.S. All-Cap Equity Fund
        UBS U.S. Balanced Fund
        UBS U.S. Bond Fund
        UBS U.S. Core Plus
        UBS U.S. High Yield Bond Fund
        UBS U.S. Large-Cap Equity Fund
        UBS U.S. Real Estate Securities Equity Fund
        UBS U.S. Securitized Mortgage Fund
        UBS Small Cap Equity Fund
        UBS U.S. Small Cap Equity Growth Fund
        UBS U.S. Value Equity Fund

CLOSED-END FUNDS
Fort Dearborn Income Securities, Inc. (FTD)
Global High Income Dollar Fund Inc. (GHI)
Insured Municipal Income Fund Inc. (PIF)
Investment Grade Municipal Income Fund Inc. (PPM)
Managed High Yield Plus Fund Inc. (HYF)
Strategic Global Income Fund, Inc. (SGL)

                                                                      APPENDIX A

FUNDS SUBADVISED BY UBS GLOBAL ASSET MANAGEMENT
-----------------------------------------------
AXA Enterprise  Growth and Income Fund (Enterprise Group of Funds)
AXP Partners Small Cap Growth Fund
BB&T International Equity Fund
EQ/UBS Growth and Income Portfolio (Enterprise Accumulation Trust
Fiduciary Trust Company Fixed Income Index Portfolio
Fiduciary Trust Company GIC -- Main Account
Fiduciary Trust Company GIC -- Aegon fka Transamerica
Fiduciary Trust Company GIC International Core
Fiduciary Trust Company S&P 500 Index
Guardian UBS Large Cap Value Fund
Guardian UBS Small Cap Value Fund
Guardian UBS VC Large Cap Value Fund
Guardian UBS VC Small Cap Value Fund
ING UBS U.S. Allocation Portfolio
ING UBS U.S. Large --Cap Equity Fund
ING UBS U.S. Small Growth Portfolio
John Hancock Trust -- Global Allocation Trust
John Hancock Trust -- Large Cap Trust
John Hancock Funds II -- Large Cap Fund
JP Morgan Multi-Manager Small Cap Growth Fund
Lincoln Variable Insurance Products Trust - Global Asset Allocation Fund Principal Partners Small Cap Growth Fund II
Principal Small Cap Growth Fund, Inc.
Principal Variable Contracts Fund, Inc.
Principal Partners Large Cap Value Fund I
TA IDEX Large Cap Value Portfolio
SMA Relationship Trust -- Municipal Bond Fund
SMA Relationship Trust -- Taxable Fixed Income Fund
UBS Private Portfolio Trust
CIBC Frontier
CIBC -- Talvest
MacKenzie Financial Services
Bankco De Guatemala
Banco De La Republica
CABEI a (Central Am Bank for Econ. Integration)
Fernhill
FLAR
Gulf International Bank
IFAD
Kingdom of Bahrain Pen Fd. Commission
Kuwait Investment Authority
Mexico
Mission of the Society of Jesus #4D
NY Province Society of Jesus
Public Institute of Social Security
Sedesa Premium
Strand Overseas
Gulbenkian

                                                                      APPENDIX B


                           UBS GLOBAL ASSET MANAGEMENT
                               TRADE REQUEST FORM
             (please complete a trade request for EACH transaction)


I hereby request permission to BUY SELL TRANSFER (CHECK ONE) the specified security in the company indicated below for my own account or other account in which I have a beneficial interest (direct or indirect) or legal title:

Account Number:                                               Broker:

Name of Security:                                             Ticker Symbol:

Number of shares, units or contracts or face amount of bonds:

I HAVE READ THE CURRENT CODE OF ETHICS AND BELIEVE THAT THE ABOVE TRANSACTION COMPLIES WITH ITS REQUIREMENTS.

TO THE BEST OF MY KNOWLEDGE,

(I) NO ADVISORY CLIENT HAS PURCHASED OR SOLD THE SECURITY LISTED ABOVE DURING THE LAST FIVE DAYS;

(II) THE SECURITY INDICATED ABOVE IS NOT CURRENTLY BEING CONSIDERED FOR PURCHASE OR SALE BY ANY ADVISORY CLIENT; AND

(III) THE REQUESTED TRANSACTION WILL NOT RESULT IN A MISUSE OF INSIDE INFORMATION OR IN ANY CONFLICT OF INTEREST OR IMPROPRIETY WITH REGARD TO ANY ADVISORY CLIENT.


ADDITIONALLY: (PLEASE CHECK ANY OR ALL THAT APPLY)

     This investment is being purchased or sold in a private placement (if so, please complete the "Private Placement Request Form").

     The proposed purchase of the above listed security, together with my current holdings, will result in my having a beneficial interest in more than 5% of the outstanding voting securities of the company. If this item is checked, state the beneficial interest you will have in the company's voting securities after the purchase. ___________


I SHALL DIRECT MY BROKER TO PROVIDE A COPY OF A CONFIRMATION OF THE REQUESTED TRANSACTION TO THE COMPLIANCE DEPARTMENT WITHIN 10 DAYS OF THE TRANSACTION.

          PERMISSION IS EFFECTIVE ONLY ON THE DAY YOU RECEIVE APPROVAL.

Employee Signature               Print Name                  Date Submitted


COMPLIANCE ONLY


Reviewed by:                                   APPROVED          DENIED

Date:

                                                                      APPENDIX C

DATE:

TO:               COMPLIANCE DEPARTMENT

FROM:

SUBJECT: OUTSIDE ACCOUNT REQUEST FORM
================================================================================
A Covered Person requesting an exception to maintain or establish an outside account must complete and submit this memorandum to the Compliance Department. Once reviewed by Compliance, the Covered Person will be notified of the terms (if any) of the approval or denial. PLEASE BE SURE TO ATTACH ANY REQUIRED DOCUMENTATION PRIOR TO SUBMITTING THIS FORM TO THE COMPLIANCE DEPARTMENT.

NOTE: EXCEPT FOR THE LIMITED EXCEPTIONS NOTED IN THE UBS GLOBAL ASSET MANAGEMENT CODE OF ETHICS, ALL COVERED ACCOUNTS MUST BE MAINTAINED AT AN AUTHORIZED BROKER
(1). A Covered Account is defined as: any account in which a Covered Person has a beneficial interest, and any account in which a Covered Person has the power, directly or indirectly, to make investment decisions and/or where the Covered Person acts as custodian, trustee, executor or a similar capacity.

1.  Name of Firm(s):  _______________________________________________________
2.  Title(2) of Account(s): _________________________________________________
3.  Type of Account(s):     _________________________________________________
4.  Account Number(s)(3)    _________________________________________________

5. Exceptions may only be granted in limited circumstances. Please check those that apply:

    |_| A Covered Person is employed by another NYSE/NASD/NFA member firm.

    |_| A previously acquired investment involves a unique securities product or service that cannot be held in an account with an Authorized Broker.

    |_| The funds are placed directly with an independent investment advisory firm under an arrangement whereby the Covered Person is completely REMOVED from the investment decision-making process. (Please attach a copy of the investment management agreement and other documentation granting discretionary authority)

    |_| Other (please explain)

5. A copy of the account(s) statement(s) is attached to this memo. |_| YES |_| NO |_| ACCOUNT NOT OPEN YET (If the account exists but no statement is attached, please attach additional documentation that explains why)

6. Any other pertinent information that would be helpful in determining whether the request to maintain or establish an outside account should be approved:_________________________________________________________________

             EMPLOYEE                                         COMPLIANCE

Name:  _______________________________         Name:  __________________________
               (Please Print)                                (Please Print)
Dept: ________________________________         Signature: ______________________

Signature: ___________________________         Date:   _______________

Date:   ____________________

----------------
1 See Appendix I in the Code of Ethics for the current list of Authorized
Brokers.
2 Name as it appears on the account.
3 If this request is to maintain an existing account(s), please list the account number(s). If this request is to establish new account(s) for which you do not have the account number(s), please write "New Account."

                                                                      Appendix D
                           UBS GLOBAL ASSET MANAGEMENT
                              COMPLIANCE DEPARTMENT
                             ONE NORTH WACKER DRIVE
                                CHICAGO, IL 60601
                                 (312) 525-7161
TO:   COMPLIANCE DEPARTMENT
FROM:
DATE:
RE:   PRIVATE PLACEMENT REQUEST FORM

As provided in section 4.7 of the UBS Global Asset Management Code of Ethics, if a Covered Person wants to participate in a private placement or a limited partnership, he/she must complete this form and obtain the required approvals prior to investing. A COVERED PERSON MAY NOT PARTICIPATE IN ANY PARTNERSHIP OR PRIVATE PLACEMENT UNTIL HE/SHE RECEIVES WRITTEN PERMISSION FROM THE COMPLIANCE DEPARTMENT. ORAL DISCUSSIONS DO NOT CONSTITUTE APPROVAL UNDER ANY CIRCUMSTANCES.

INVESTMENT INFORMATION:

1.  Name of proposed investment: ____________  Date of investment: ____________

2. Nature of investment: ______________________________

3. Amount to be invested:  __________  # of shares:  ______  % ownership: _____

4. Describe terms of investment:
      Equity or debt? ____________ Open-ended or specific maturity date? ______ Lock-up period? _________________________________________________________
      Further investment contemplated? ________________  Amount? ______________

5. Are you receiving any favorable terms?____________  If Yes, please describe:

-------------------------------------------------------------------------------

6. Describe how you found out and from whom about the above investment:

-------------------------------------------------------------------------------

7. Was this investment offered to you due to your affiliation with UBS Global?

___________

8. Do you have a position as officer of the company or other duties in connection with the investment? _____________________________________________

9. Do you give investment advice to the company or any affiliate of the company? If so, please describe:________________________________________________________

10. Are you informed or consulted about investments made by the company?

Describe:_______________________________________________________________________

11. How frequently will you receive statements/communications regarding the investment?

--------------------------------------------------------------------------------

12. Is the company privately/publicly held? ____________________________________

13. If privately held, are you aware of any plan to bring the company public?

---------------------------------------------------------------------------

14. Have you informed the company that you are a "restricted person" in the event of an IPO of securities?

--------------------------------------------------------------------------------

15. Is there are connection(s) between the investment and UBS Global? If yes, describe fully:
--------------------------------------------------------------------------------

16. To your knowledge, are there any UBS Global clients for whom this is an appropriate investment?_________________________________________________________

17. Describe any UBS clients' connections to this investment?

--------------------------------------------------------------------------------

18. Are you aware of any conflict between your duties at UBS Global and this investment?

--------------------------------------------------------------------------------

PLEASE ATTACH ANY RELEVANT REPORTS/STATEMENTS YOU CAN PROVIDE WHICH DESCRIBE THIS INVESTMENT.

To the best of my knowledge, the information provided above is accurate. I will notify the Compliance Department immediately of any material changes to the information provided above.

EMPLOYEE

                                      Name:
(Please Print)

Signature:

                                      Date:

APPENDIX D
COMPLIANCE DEPARTMENT APPROVAL:

    Based upon the Covered Person's responses on this Private Placement Request
     Form and any other information noted below* or attached hereto, the Compliance Department hereby approves the Covered Person's request to participate because the investment appears to present no conflict of interest with his/her duties to UBS Global Advisory Clients.

    Based upon the Covered Person's responses on this Private Placement Request
     Form and any other information noted below* or attached hereto, the Compliance Department hereby disapproves the Covered Person's request to purchase the private placement.

     *Please provide any additional relevant information with respect to your approval of the request to purchase this private placement:

     -------------------------------------------------------------------------
     ------------------------------------------------------------------------.




                                                COMPLIANCE DEPARTMENT


                                                Name: __________________
                                                          (Please Print)

                                                Signature: ________________


                                                Date:

                                                                      APPENDIX E

                          UBS GLOBAL ASSET MANAGEMENT
                       INVESTMENT CLUB PRE-APPROVAL FORM
--------------------------------------------------------------------------------

DATE: _____________________

PERSONAL INFORMATION:

Name: _____________________________________________________
(please print)

Department: _____________________________________

Title: _________________________________

INVESTMENT CLUB INFORMATION:
(Please complete a separate form for each club)

Name of Investment Club: ________________________________________________

Are you an officer of the club? If so, please state your position.

________________________________________

Are you on an investment decision-making committee or are you involved in making security/investment transaction recommendations for the club independent of a committee?
Please explain.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CERTIFICATION:
I understand that my activities with regard to the above investment club must comply with UBS Global Asset Management's Insider Trading Policies and the Code of Ethics. I will direct the investment club to send duplicate statements to the Compliance Department.

                                                                      APPENDIX F

MEMORNADUM

Date:

To: Employee

cc: XXXXX

From: Compliance Department

Re: Employee Discretionary Account Attestation

This memo outlines the agreed process for advisory accounts with ______________________. _______________________ has discretion over the investment management of your account(s) with them and has supplied a written summary of the current investment policy.

If you discuss specific strategies, industries or securities with them, you agree to pre-clear any related trades that result from your discussion. As long as no discussions are held between you and _______________________relating to specific investments in your account(s) in advance of a transaction, you will not be required to pre-clear your trades. You will, however, continue to be required to submit duplicate confirms and Quarterly Transactions Reports.

In addition, if the nature of your account(s) changes from discretionary to some other type, you will immediately advise the Compliance Department.

Please acknowledge this understanding by signing the bottom of this memo.

Compliance

UBS Global Employee's Acknowledgment

Agreed:  __________________________  Date:  _________________


Independent Investment Advisaor's Acknowledgement

Agreed:  _________________________   Date:  __________________________

Signature:  ______________________________ Date: _______________________

                                                                      APPENDIX G

           CONSULTANTS AND TEMPORARY EMPLOYEES REPORTING REQUIREMENTS

Consultants and temporary employees who are employed for less than 30 days, but who have access to UBS Global's trading information are subject to the following sections of the Code:

          CONFLICTS OF INTEREST
          Regardless of the period of employment, Consultants and temporary employees are subject to the same fiduciary standards as all other Covered Persons. Consequently, they must ensure that they do not put their interests ahead of Advisory Clients' and avoid making personal decisions based on any knowledge/information they acquire as a result of their employment with UBS Global. For further information, please refer to the Introduction to this Code of Ethics and/or contact the Compliance Department.

SECTION 2.1 REPORT COVERED ACCOUNTS TO COMPLIANCE
          Consultants and temporary employees are required to disclose the name, account number, and firm at which he/she maintains a brokerage account at the time he/she is hired.

SECTION 3.4  COPY THE COMPLIANCE DEPARTMENT ON TRADE CONFIRMATIONS
          Consultants and temporary employees are only required to provide duplicate trade confirmations for each transaction executed during the period of employment.

SECTION 4 TRADING RESTRICTIONS
          Consultants and temporary employees are required to preclear all trades and all transactions are subject to the holding periods, lockout period requirements and other restrictions outlined in this section.

SECTION 5 REPORTING AND CERTIFICATION REQUIREMENTS
          Consultants and temporary employees who wish to trade options are required to submit a list of all personal investments holdings (Initial Holdings Report) at the time they are hired.

                                                                      APPENDIX H

TRANSACTION REQUIREMENT MATRIX

The following chart contains many of the common investment instruments, though it is NOT all-inclusive. Please refer to the Code of Ethics for additional information.

                                              PRECLEARANCE     REPORTING/HOLDING
TRANSACTION                                     REQUIRED?          REQUIRED?

MUTUAL FUNDS
     Mutual Funds (Open-End) not advised or        No                No
          Subadvised by UBS Global
     Mutual Funds (Closed-End)                     Yes               Yes
        Mutual Funds advised or subadvised         No                Yes
           by UBS Global
     Unit Investment Trusts                        No                Yes
     Variable & Fixed Annuities                    No                No

EQUITIES
     UBS Stock                                     No                Yes
     Common Stocks                                 Yes               Yes
     ADRs                                          Yes               Yes
     DRIPS                                         No                Yes
     Stock Splits                                  No                Yes/N/A
     Rights                                        No                Yes
     Stock Dividend                                No                Yes/N/A
     Warrants (exercised)                          Yes               Yes
     Preferred Stock                               Yes               Yes
     IPOs                                          PROHIBITED       PROHIBITED
     Naked Shorts against a client position        PROHIBITED       PROHIBITED

OPTIONS (Stock)
     UBS (stock options)                           No                Yes
     Common Stocks                                 Yes               Yes
     Exchange Traded Funds                         Yes               Yes

FIXED INCOME
     US Treasury                                   No                No
     CDs                                           No                No
     Money Market                                  No                No
     GNMA                                          No                No
     Fannie Maes                                   Yes               Yes
     Freddie Macs                                  Yes               Yes

BONDS
     US Government                                 No                No
     Corporate                                     Yes               Yes
     Convertibles (converted)                      Yes               Yes
     Municipal                                     Yes               Yes

PRIVATE PLACEMENTS                                 Yes               Yes
LIMITED PARTNERSHIPS                               Yes               Yes
EXCHANGE-TRADED FUNDS
     Broad based ETFs(1)                           No                Yes
     Industry or Sector Specific ETFs              Yes               Yes
     All other Exchange Traded Funds               Yes               Yes

------------------------
1 These are ETFs that are broadly diversified and based on a broad index.

                                                                      APPENDIX I

                           LIST OF AUTHORIZED BROKERS


1. UBS Financial Services Inc.
2. Fidelity Investments
3. Charles Schwab & Company
4. TD Ameritrade Investor Services, Inc.